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                             THIRD AVENUE VALUE FUND

                        THIRD AVENUE SMALL-CAP VALUE FUND

                       THIRD AVENUE REAL ESTATE VALUE FUND




                               SEMI-ANNUAL REPORT
                                   (Unaudited)

                                   ----------

                                 April 30, 2001

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                             THIRD AVENUE VALUE FUND

Dear Fellow Shareholders:

At April 30, 2001, the unaudited net asset value attributable to the 64,226,127 common shares outstanding of the Third Avenue Value Fund ("TAVF", "Third Avenue" or the "Fund") was $37.48 per share. This compares with an unaudited net asset value of $38.41 per share at January 31, 2001 and an unaudited net asset value, adjusted for subsequent distributions, of $35.57 per share at April 30, 2000. At May 21, 2001, the unaudited net asset value was $39.07 per share.

QUARTERLY ACTIVITY

During the quarter new positions were established in the distressed credits of two issuers, and positions were increased in two other distressed credits. New positions were established in five common stocks, and positions in ten common stock issues were increased. TAVF also provided further equity funding on a private placement basis for one financial insurer and exercised a previously funded commitment on another, each of which are privately held; American Capital Access Corporation ("American Capital Access") and CGA Group, Ltd. ("CGA"), respectively. Both American Capital Access and CGA have many speculative elements as businesses. However, the Fund's principal investments are in senior preferred stocks, which ought to fare okay even if the businesses do not prosper. If the businesses do prosper, the upside potential for Third Avenue ought to be good.

The Fund decreased its holdings of two common stocks and eliminated entirely one common stock position. During this three-month interim Chiyoda Fire and Marine was merged into Aioi Insurance Company Ltd. via a common stock for common stock exchange; and Enhance Financial Services Group Common Stock was exchanged in a merger transaction for Radian Group Common Stock.

Principal purchases and sales during the quarter were as follows:

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED

$14,027,000                 Kellstrom Industries, Inc. Subordinated 5 3/4%, due
                            10/15/02 ("Kellstrom Subordinates")

$79,385,000 equivalents     Lodgian, Inc. 7% Convertible Subordinated
                            Debentures, due 6/30/10 ("Lodgian Subordinates")

835,000 shares              BankAtlantic Bancorp, Inc. Class A Common Shares
                            ("BankAtlantic Common")

40,000 shares               EverTrust Financial Group, Inc. Common
                            ("EverTrust Common")

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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES              NEW POSITIONS ACQUIRED (CONTINUED)

500,000 shares                Hutchinson Whampoa Limited Common Stock
                              ("Hutchison Whampoa Common")

1,000,000 shares              Investor AB Class A Common Shares
                              ("Investor AB Common")

37,300 shares                 The MONY Group Inc. Common Stock
                              ("MONY Common")

                              INCREASES IN EXISTING POSITIONS

$8,500,000                    Home Products International, Inc. 9 5/8% Sr.
                              Subordinates, due 5/15/08
                              ("Home Products Subordinates")

$6,571,406                    Safelite Units of Senior Secured Debt
                              ("Safelite Bank Debt")

495,000 shares                American Power Conversion Corp. Common Stock
                              ("American Power Common")

204,700 shares                AVX Corp. Common Stock
                              ("AVX Common")

375,000 shares                Electro Scientific Industries, Inc. Common Stock
                              ("Electro Scientific Common")

44,800 shares                 Harrowston, Inc. Class A Common Stock
                              ("Harrowston Common")

1,289,600 shares              KEMET Corp. Common Stock
                              ("KEMET Common")

172,500 shares                Koger Equity, Inc. Common Stock
                              ("Koger Common")

72,600 shares                 Lindsay Mfg Co. Common Stock
                              ("Lindsay Common")

318,682 shares                Safelite Corp. Common Stock
                              ("Safelite Common")

203,000 shares                Trinity Industries, Inc. Common Stock
                              ("Trinity Common")

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NUMBER OF SHARES              INCREASES IN EXISTING POSITIONS (CONTINUED)

1,530,000 shares              Vishay Intertechnology, Inc. Common Stock
                              ("Vishay Common")

                              REDUCTIONS IN EXISTING POSITIONS

103,100 shares                Silicon Valley Group, Inc. Common Stock
                              ("Silicon Valley Common")

748,800 shares                Tecumseh Products Co. Class A and Class B
                              Common Stock ("Tecumseh Common")

                              POSITION ELIMINATED

376,700 shares                Value City Department Stores, Inc. Common
                              ("Value City Common")

THE FUND AND JUNK BONDS

TAVF's investments in high-yield securities are based on three doctrines. First, outside of a court proceeding, e.g., Chapter 11, no one can take away a creditor's contractual right to a money payment for interest, principal or premium unless the individual creditor agrees to give up that right to the money payment. Second, in Chapter 11, there is a "rule of absolute priority" which means that a superior class (say unsecured debt) has to be paid in full before a junior class (say common stock) receives anything of value, unless the superior class votes by requisite majorities to accept less than a full value. Third, the Fund tries to restrict its investments to companies which appear to be well managed, i.e., the businesses are in trouble because they are financed inappropriately, not because they are run poorly. The first two principals are "hornbook law". The third is a product of analysis and is prone to error.

A new era seems to be dawning in terms of obtaining elements of control over publicly traded companies. From the 1970's to the early 1990's, acquirers of control, especially in hostile situations, would establish control positions by acquiring common stocks. Today, however, there seem to be huge opportunities to create cheap common stocks by acquiring performing loans. Then if these loans become non-performing, holders convert the debt into common stock, either out of court, or in a Chapter 11 case.

The large number of opportunities currently existing seem to have arisen directly out of the speculative excesses of recent years during which it was extremely easy for companies to access the capital markets by selling high yield debt. As a consequence, a vast population of companies which can be characterized as good companies that are horribly financed came into existence.

For up to about 10% of its assets, TAVF is buying these debt instruments. The Fund acquires these securities on a basis where the yields to maturity are well in excess of 20%, and where if there is a money default, Third Avenue will exert important influence over the Plan of Reorganization. In the usual case, TAVF will acquire 50% of the outstanding issue so that the company will be unable to amend the Indenture without the Fund's consent. Third Avenue tries to restrict

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these "junk"  investments to companies it believes are reasonably  well managed, even though poorly financed. Assuming the companies are reasonably well managed and can become well capitalized, TAVF is willing to convert its debt position into the common stock of the reorganized company. Issues acquired during the quarter, which fit this category are Lodgian Subordinates, Home Products Subordinates and possibly, though not certainly, Kellstrom Subordinates and Safelite Bank Debt. Other issues already in the Fund's portfolio include Carematrix Subordinates, Frank's Nursery Subordinates, and Innovative Clinical Solutions Common Stock, a company TAVF was instrumental in reorganizing.

In addition, the Fund has meaningful positions in the senior debt securities of three giant companies: Armstrong World Industries, Pacific Gas & Electric and USG Corporation. In the case of Armstrong World, TAVF's representative is co-chair of the Official Committee of Unsecured Creditors appointed in the Armstrong Chapter 11 Case, so that the Fund will have input into Armstrong's ultimate Plan of Reorganization. It seems likely to me that both the Pacific Gas & Electric and USG credits will continue to be performing loans under almost any reasonably foreseeable scenario.

THE FUND AND COMMON STOCKS

TAVF owns both "earnings common stocks" and "wealth creation common stocks". The Fund's emphasis on wealth creation common stocks makes it quite different from most other investment funds. Virtually all others in the financial community, and in academic finance, espouse valuation techniques that are concerned exclusively with forecasting numbers for recurring earnings from operations and/or recurring cash flows from operations.

Much of Wall Street, and much of academia, seem out of touch with the real world because of their emphasis on forecasting recurring future earnings and/or cash flows from operations as the tool of choice for common stock valuations. For the last fifty to seventy years Wall Street has continued to be out of touch with the real world because in corporate valuation, the Wall Street convention is, and has been, to focus exclusively on this "primacy of the income account" approach. Primacy of the income account, in plain English, means that corporate values are determined by earnings from recurring operations and/or discounted cash flows from recurring operations.

In the real world, in contrast, the value goal of almost all corporations revolves, not around earnings or cash flow, per se, but rather around wealth creation by the best available methods. In most, but far from all, cases, the real world goal is to create wealth for the corporation itself rather than for outside, minority shareholders. Just as is the case for investors, there are several ways for corporations to create wealth. Enjoying earnings from operations, with earnings defined as creating wealth while consuming cash, or having free cash flows from operations, are two methods of creating corporate wealth. Creating unrealized capital appreciation or realized capital appreciation are two additional ways of creating corporate wealth, as are the benefits of financings, refinancings and asset redeployments. The key point about the real world, though, is that, away from Wall Street, corporations, like investors, when given a choice, would rather create wealth by means other than having recurring earnings from operations. Operating earnings are taxed at maximum rates under circumstances where the taxpayer has little, or no, control over the timing of the tax.

Most corporations probably do not have alternative methods for creating most of their wealth other than through the creation of recurring earnings or cash flows. These are essentially earnings companies and constitute the largest single part of the TAVF portfolio. However, there are a vast number of issuers which appear more like non-registered invest-

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ment  companies  masquerading  as operating  companies.  These  companies do not strive for operating earnings but rather look to the creation of realized and unrealized appreciation. These are essentially wealth creation companies even under conditions where controlled operations enjoy operating earnings. However, unlike earnings companies, it is not particularly helpful to value wealth creation common stocks by reference to price earnings ratios, the primary valuation metric on Wall Street. Rather the crucial quantitative valuation technique here is premium or discount from reliable measures of net asset value. The Fund has very substantial investments in the common stocks of wealth creation companies, almost as large as its investments in the common stocks of earnings companies.

The earnings common stocks and the wealth creation common stocks in the Third Avenue portfolio do have one thing in common. Each of the businesses are extremely well capitalized. The criteria the Fund is currently using to acquire earnings common stocks are different than the criteria used to acquire wealth creation common stocks.

The earnings common stocks acquired by the Fund during the quarter were, in almost all cases, acquired at well under 10 times peak earnings of the recent past. These common stocks were acquired only where it was felt, based on analysis, that the prospects were bright that the next earnings peak, to occur, say, three to five years hence, would be materially better than the last peak.

If we are close to correct in this analysis of earnings common stocks, the returns for TAVF ought to be huge, benefiting from the financial community's tendency to double count. First, common stock appreciation could result from improved earnings. Second, as earnings improve, the price earnings ratios might expand. For example, TAVF acquired a large position in KEMET Common at an average price of $17.99 per share, or about 4 times KEMET's peak earnings, achieved in 2000, of $3.98 per share. Assume KEMET is to earn $6 per share in 5 years and that KEMET Common will sell at 15 times earnings then. If so, Third Avenue would enjoy a compound annual rate of return on its KEMET investment of 38%. Assuming KEMET earns $7 per share in 3 years and that KEMET Common will sell at 20 times earnings then, this would afford TAVF a compound annual rate of return of 98%. Neither the three-year nor five-year scenario seems to be "off the wall". In the meantime it is not inconceivable that KEMET could become a takeover candidate.

The problem with forecasting that KEMET's future peak earnings will exceed the year 2000 record is that it might be difficult for KEMET to again realize profit margins as wide as were achieved in the year 2000. However, the prospects for dynamic revenue growth for this producer of passive electronic components seems so good that there have to be reasonable prospects that future earnings will exceed the year 2000 peak.

KEMET is going to have to live through a difficult earnings year in 2001, and possibly 2002. But those concentrating on the near-term outlook rather than the long-term growth potential seem to me to have their eye on the hole and not on the doughnut. Most of Wall Street seems to have their eyes only on the hole.

Earnings common stocks acquired during the quarter which meet our KEMET-like standards were American Power, AVX, Electro Scientific, Lindsay, Trinity and Vishay. BankAtlantic Common, too, may fit into this category. In each case, except for BankAtlantic Common, the immediate earnings outlook seems mediocre to poor. TAVF is prepared to live through that. The key analytic question for the Fund as a buy and hold investor, is not the immediate outlook, but will the next peak be materially better than the last one. Insofar as that proves to be the case, the specific common

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stock issues should have huge, long-term  appreciation  potentials.  It is silly for the Fund to try and pick market bottoms for securities such as KEMET Common. Rather, buying at 4 times peak earnings seems "good enough".

The pricing for the earnings common stocks the Fund is acquiring seems akin to that which existed during the bear markets of 1974 and 1982. The big difference, though, seems to be that today, unlike 1974 and 1982, that pricing does not exist for large capitalization, market leaders. If that comes to pass in the coming months, TAVF will be acquiring positions in the common stocks of those market leaders provided the companies are extremely well financed and their long-term outlooks seem promising.

The Fund's pricing criteria for wealth creation common stocks is that TAVF likes to acquire at prices that represent a discount of at least 25% from readily ascertainable net asset values. Indeed, for most of the wealth creation stocks in the Third Avenue portfolio, pricing was closer to a 40% discount than a 25% discount. Wealth creation common stocks acquired during the quarter were BankAtlantic, EverTrust, Hutchison Whampoa, Investor AB, Harrowston, Koger and MONY.

Wealth creation common stocks that make up a major portion of the TAVF portfolio include Alexander and Baldwin, Alico, Arch Capital, Capital Southwest, Forest City Enterprises, Japanese non-life insurers, Tejon Ranch, Toyoda Automatic Loom Works, White Mountains and Woronoco Bancorp.

During the quarter, the Fund lightened up on its holdings of Silicon Valley Common for portfolio balancing reasons; and Tecumseh Common was sold because I have lost confidence in the management. Value City Common was eliminated because of the possibility that a permanent impairment of capital may be taking place because of the excruciatingly competitive retail environment in which Value City has to operate.

A WORD ABOUT SUCCESSION

I love my work and I expect to be doing it as long as I remain "compis mentes." Nonetheless, it is important that the Fund be prepared to have successor management. After all, I am 76 years old and have been on Wall Street for over fifty years. Third Avenue has a terrific team of 13 portfolio managers and analysts working on money management matters for the various funds and privately managed accounts. In preparation for whenever I might become "non compis mentes", and in recognition of their superior performance, the funds have made certain management changes. The Board of Trustees has named Curtis Jensen sole manager of the Third Avenue Small-Cap Value Fund and Michael Winer sole manager of the Third Avenue Real Estate Value Fund. I have resigned as co-manager of each Fund, respectively. Curtis, Mike and the rest of the team will continue to consult with each other and me in their analysis and portfolio management.

I will write you again when the quarterly report for the period to end July 31, 2001 is published.

Sincerely yours,


/s/ Martin J. Whitman

Martin J. Whitman
Chairman of the Board

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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 2001
                                   (UNAUDITED)

                              PRINCIPAL                                                                           VALUE      % OF
                              AMOUNT ($)   ISSUES                                                               (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
BANK AND OTHER DEBT - 0.89%
Healthcare                    12,403,733   Genesis Health Ventures Revolving Loan (c)                      $  7,690,314     0.32%
                                                                                                           ------------
Insurance Services            9,618,605    Safelite Glass Term A Note (c)                                     6,540,651
Companies                     9,618,605    Safelite Glass Term B Note (c)                                     6,540,651
                                                                                                           ------------
                                                                                                             13,081,302     0.54%
                                                                                                           ------------
Oil Services                    800,423    Cimarron Petroleum Corp. (c) (d)                                     819,648     0.03%
                                                                                                           ------------
                                           TOTAL BANK AND OTHER DEBT
                                           (Cost $23,507,641)                                                21,591,264
                                                                                                           ------------
-----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND EQUIVALENTS - 0.82%
Assisted Living Facilities    59,384,000   CareMatrix Corp. 6.25%, due 8/15/04 (a) (c)*                       6,532,240     0.27%
                                                                                                           ------------
Hotels & Motels               79,385,000   Lodgian, Inc. 7.00%, due 6/30/10                                  13,098,525     0.55%
                                                                                                           ------------
                                           TOTAL CONVERTIBLE BONDS AND EQUIVALENTS
                                           (Cost $34,477,103)                                                19,630,765
                                                                                                           ------------
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 5.44%
Aerospace/Defense             14,027,000   Kellstrom Industries, Inc. 5.75%, due 10/15/02                     5,154,922     0.21%
                                                                                                           ------------
Building & Construction       19,500,000   Armstrong World Industries, Inc. 6.35%, due 8/15/03 (a)*           7,507,500
                              21,415,000   Armstrong World Industries, Inc. 6.50%, due 8/15/05 (a) (e)*       8,244,775
                              34,655,000   USG Corp. 9.25%, due 9/15/01                                      33,442,075
                              41,000,000   USG Corp. 8.50%, due 8/01/05 (e)                                  31,570,000
                                                                                                           ------------
                                                                                                             80,764,350     3.36%
                                                                                                           ------------
Consumer Products             62,300,000   Home Products International, Inc. 9.625%, due 5/15/08             34,732,250     1.44%
                                                                                                           ------------
Electrics - Integrated         5,000,000   Pacific Gas and Electric Co. First Mortgage 7.875%, due 3/1/02     4,525,000     0.19%
                                                                                                           ------------
Hard Goods Retail             18,648,000   Hechinger Co. 6.95%, due 10/15/03 (a)*                             1,188,810
                              14,752,000   Hechinger Co. 9.45%, due 11/15/12 (a)*                               940,440
                                                                                                           ------------
                                                                                                              2,129,250     0.09%
                                                                                                           ------------
Lawn & Garden Retail          20,753,000   Frank's Nursery & Crafts, Inc. 10.25%, due 3/1/08 (a)*             3,605,834     0.15%
                                                                                                           ------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $135,116,925)                                              130,911,606
                                                                                                           ------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2001
                                   (UNAUDITED)

                                                                                                                  VALUE      % OF
                              SHARES       ISSUES                                                               (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 71.62%

Annuities & Mutual Fund          10,000    Atalanta/Sosnoff Capital Corp.                                  $    108,500
Management & Sales              163,300    John Nuveen & Co., Inc. Class A                                    8,906,382
                              1,050,000    Liberty Financial Companies, Inc.                                 43,690,500
                                                                                                           ------------
                                                                                                             52,705,382     2.19%
                                                                                                           ------------
Apparel Manufacturers           150,000    Kleinerts, Inc. (a) (c)                                            1,200,000     0.05%
                                                                                                           ------------
Bermuda Based                 3,341,703    CGA Group, Ltd. (a) (c)                                                    0
Financial Institutions           91,999    Cobalt Holdings, LLC                                                       0
                                118,449    ESG Re, Ltd. (a)                                                     266,510
                                 15,675    ESG Re, Ltd. Warrants (c)                                                  1
                              1,064,516    St. George Holdings, Ltd. Class A (a) (c)                                  0
                                  9,044    St. George Holdings, Ltd. Class B (a) (c)                                  0
                                295,217    Trenwick Group, Ltd.                                               5,904,340
                                                                                                           ------------
                                                                                                              6,170,851     0.26%
                                                                                                           ------------
Building Materials            1,493,400    USG Corp. (e)                                                     16,233,258     0.67%
                                                                                                           ------------
Business Development            432,300    Arch Capital Group, Ltd. (a)                                       6,851,955
& Investment Companies           83,370    Capital Southwest Corp. (e)                                        5,031,379
                                175,200    Harrowston, Inc. Class A (a) - (Canada)                              570,134
                                500,000    Hutchison Whampoa, Ltd. - (Hong Kong)                              5,401,340
                              1,000,000    Investor AB Class A - (Sweden)                                    12,267,514
                                                                                                           ------------
                                                                                                             30,122,322     1.25%
                                                                                                           ------------
Computerized Trading            223,600    Investment Technology Group, Inc. (e)                             10,900,500     0.45%
                                                                                                           ------------
Computers,  Networks            100,000    3Com Corp. (a)                                                       652,000     0.03%
& Software                                                                                                 ------------

Depository Institutions          53,000    Astoria Financial Corp.                                            3,066,580
                                835,000    BankAtlantic Bancorp, Inc. Class A (e)                             5,686,350
                                 69,566    Banknorth Group, Inc.                                              1,376,711
                                218,500    Carver Bancorp, Inc. (b)                                           1,922,800


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2001
                                   (UNAUDITED)

                                                                                                                  VALUE      % OF
                              SHARES       ISSUES                                                               (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Depository Institutions          61,543    Commercial Federal Corp.                                        $  1,347,792
(continued)                      40,000    EverTrust Financial Group, Inc.                                      542,400
                                250,787    Golden State Bancorp, Inc. (e)                                     7,473,453
                                250,787    Golden State Bancorp, Inc. Litigation Tracking Warrants (a)          313,484
                                 41,100    Tompkins Trustco, Inc. (e)                                         1,428,225
                                402,800    Woronoco Bancorp, Inc. (b)                                         5,840,600
                                                                                                           ------------
                                                                                                             28,998,395     1.21%
                                                                                                           ------------

Electronics                   1,995,000    American Power Conversion Corp. (a)                               28,229,250
                              5,463,500    AVX Corp. (b)                                                    101,293,290
                              1,746,900    Electro Scientific Industries, Inc. (a) (b)                       62,591,427
                              3,100,000    KEMET Corp. (a)                                                   63,612,000
                              2,530,000    Vishay Intertechnology, Inc. (a)                                  63,123,500
                                                                                                           ------------
                                                                                                            318,849,467     13.24%
                                                                                                           ------------
Finance                         440,000    C.I.T. Group, Inc. Class A                                        16,148,000     0.67%
                                                                                                           ------------
Financial Insurance             300,000    Ambac Financial Group, Inc.                                       16,143,000
                                    119    American Capital Access Holdings (b) (c)                           6,785,968
                              1,614,110    MBIA, Inc.                                                        77,235,140
                                                                                                           ------------
                                                                                                            100,164,108     4.16%
                                                                                                           ------------
Food Manufacturers              495,000    J & J Snack Foods Corp. (a) (b)                                   10,197,000
& Purveyors                     109,100    Weis Markets, Inc.                                                 3,803,226
                                                                                                           ------------
                                                                                                             14,000,226     0.58%
                                                                                                           ------------
Industrial Equipment            594,300    Alamo Group, Inc. (b)                                              8,308,314
                                123,900    Cummins, Inc. (e)                                                  5,129,460
                                299,300    Lindsay Manufacturing Co.                                          5,596,910
                                360,100    Mestek, Inc. (a) (e)                                               7,389,252
                                300,000    Paccar, Inc. (e)                                                  14,556,000
                                480,500    Standex International Corp.                                       11,507,975
                                185,000    Tecumseh Products Co. Class B (e)                                  8,140,000


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       9
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


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                           [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2001
                                   (UNAUDITED)

                                                                                                                  VALUE      % OF
                              SHARES        ISSUES                                                             (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Industrial Equipment          1,100,000    Trinity Industries, Inc.                                        $ 21,450,000
(continued)                                                                                                ------------
                                                                                                             82,077,911     3.41%
                                                                                                           ------------
Industrial - Japan            3,532,000    Toyoda Automatic Loom Works, Ltd.                                 70,619,981     2.93%
                                                                                                           ------------
Insurance Holding                87,035    ACE Ltd.                                                           3,107,150
Companies                       200,678    ACMAT Corp. Class A (a) (b)                                        1,805,099
                                803,669    Danielson Holding Corp. (a) (c)                                    3,319,153
                                537,790    Radian Group, Inc. (e)                                            41,678,725
                                 58,300    White Mountains Insurance Group, Inc.                             18,306,200
                                                                                                           ------------
                                                                                                             68,216,327     2.83%
                                                                                                           ------------
Insurance Services              940,130    Safelite Glass Corp. (c)                                             940,130
Companies                        63,160    Safelite Realty Corp. (c)                                             63,160
                                                                                                           ------------
                                                                                                              1,003,290     0.04%
                                                                                                           ------------
Life Insurance                   37,300    The MONY Group, Inc.                                               1,311,468     0.05%
                                                                                                           ------------
Manufactured Housing             89,000    Liberty Homes, Inc. Class A                                          461,465
                                 40,000    Liberty Homes, Inc. Class B                                          206,000
                                                                                                           ------------
                                                                                                                667,465     0.03%
                                                                                                           ------------
Medical Supplies                251,300    Analogic Corp.                                                    12,059,887
& Services                      342,300    Datascope Corp.                                                   12,966,324
                                554,950    Prime Medical Services, Inc. (a)                                   3,457,338
                                 90,750    St. Jude Medical, Inc.                                             5,195,437
                                                                                                           ------------
                                                                                                             33,678,986     1.40%
                                                                                                           ------------
Natural Resources &           1,160,000    Alexander & Baldwin, Inc. (a)                                     26,181,200
Real Estate                     166,000    Alico, Inc.                                                        2,840,260
                                234,800    Burnham Pacific Properties, Inc.                                   1,134,084
                                179,600    Catellus Development Corp. (a)                                     2,918,500
                                 31,000    Consolidated-Tomoka Land Co.                                         444,850
                                657,676    Forest City Enterprises, Inc. Class A (e)                         29,200,814
                                  7,500    Forest City Enterprises, Inc. Class B                                334,500


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       10
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


================================================================================
                           [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2001
                                   (UNAUDITED)

                                                                                                                  VALUE      % OF
                              SHARES       ISSUES                                                               (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Natural Resources &             473,489    HomeFed Corp. (a)                                               $    388,261
Real Estate                   1,352,836    Koger Equity, Inc.                                                20,279,012
(continued)                      14,600    LNR Property Corp.                                                   416,100
                                    846    Public Storage, Inc.                                                  23,037
                                238,200    The St. Joe Co.                                                    5,857,338
                              3,420,106    Tejon Ranch Co. (a) (b)                                           88,922,756
                                                                                                           ------------
                                                                                                            178,940,712     7.43%
                                                                                                           ------------
Non-Life Insurance-Japan      6,659,100    Aioi Insurance Co., Ltd.                                          23,178,960
                              7,319,000    Mitsui Marine & Fire Insurance Co., Ltd.                          40,939,237
                              2,350,000    The Nissan Fire & Marine Insurance Co., Ltd.                       9,853,887
                              3,246,000    The Sumitomo Marine & Fire Insurance Co., Ltd.                    19,812,068
                              1,520,800    The Tokio Marine & Fire Insurance Co., Ltd., Sponsored ADR        79,461,800
                              3,000,000    The Yasuda Fire & Marine Insurance Co., Ltd.                      18,359,168
                                                                                                           ------------
                                                                                                            191,605,120     7.96%
                                                                                                           ------------
Oil Services                    500,000    Nabors Industries, Inc. (a)                                       29,810,000     1.24%
                                                                                                           ------------
Pharmaceutical Services       5,308,740    Innovative Clinical Solutions, Ltd. (a) (b)                        2,282,758
                                929,500    Kendle International, Inc. (a) (b)                                11,200,475
                                598,000    PAREXEL International Corp. (a)                                    7,504,900
                                400,000    Pharmaceutical Product Development, Inc. (a)                      23,820,000
                                                                                                           ------------
                                                                                                             44,808,133     1.86%
                                                                                                           ------------
Security Brokers,               223,600    Jefferies Group, Inc.                                              7,188,740
Dealers &                       893,332    Legg Mason, Inc.                                                  42,763,803
Flotation Companies           1,086,250    Raymond James Financial, Inc.                                     32,967,687
                                                                                                           ------------
                                                                                                             82,920,230     3.45%
                                                                                                           ------------
Semiconductor                   200,000    Applied Materials, Inc. (a)                                       10,920,000
Equipment Manufacturers       1,004,500    Clare, Inc. (a) (b)                                                3,766,875
& Related                        31,400    Credence Systems Corp. (a)                                           745,750
                              2,874,700    Electroglas, Inc. (a) (b)                                         45,017,802


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       11
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


================================================================================
                           [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2001
                                   (UNAUDITED)

                                                                                                              VALUE      % OF
                               SHARES        ISSUES                                                         (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Semiconductor                 3,329,000    FSI International, Inc. (a) (b)                                 $ 33,290,000
Equipment Manufacturers         100,000    KLA-Tencor Corp. (a)                                               5,496,000
& Related                       208,676    Novellus Systems, Inc. (a)                                        11,508,481
(continued)                     300,000    Photronics, Inc. (a) (e)                                           8,613,000
                              3,091,200    Silicon Valley Group, Inc. (a) (b)                                97,712,832
                                500,000    Veeco Instruments, Inc. (a) (e)                                   25,105,000
                                                                                                           ------------
                                                                                                            242,175,740     10.06%
                                                                                                           ------------
Small-Cap Technology              1,499    CareCentric, Inc. (a)                                                  4,197
                                247,200    Planar Systems, Inc. (a)                                           5,774,592
                                                                                                           ------------
                                                                                                              5,778,789     0.24%
                                                                                                           ------------
Title Insurance               3,000,000    First American Corp. (e)                                          59,850,000
                              1,951,400    Stewart Information Services Corp. (a) (b)                        32,978,660
                                                                                                           ------------
                                                                                                             92,828,660     3.86%
                                                                                                           ------------
Transportation                   55,032    Florida East Coast Industries, Inc. Class B                        1,650,960     0.07%
                                                                                                           ------------

                                           TOTAL COMMON STOCKS AND WARRANTS
                                           (Cost $1,199,670,080)                                          1,724,238,281
                                                                                                          -------------
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 1.70%
Bermuda Based                   736,788    CGA Group, Ltd., Series A (c)                                     18,419,701
Financial Institutions          300,000    CGA Group, Ltd., Series B (c)                                              0
                              6,045,667    CGA Group, Ltd., Series C (c)                                              0
                                                                                                           ------------
                                                                                                             18,419,701     0.77%
                                                                                                           ------------
Financial Insurance              12,500    American Capital Access Holdings, Convertible (b) (c)             12,500,000
                                 10,000    American Capital Access Holdings, Senior Convertible (b) (c)      10,000,000
                                                                                                           ------------
                                                                                                             22,500,000     0.93%
                                                                                                           ------------
Insurance Holding Companies       4,775    Ecclesiastical Insurance, 8.625%                                       8,267     0.00%

                                           TOTAL PREFERRED STOCK                                           ------------
                                           (Cost $53,245,041)                                                40,927,968
                                                                                                           ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       12
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


================================================================================
                           [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2001
                                   (UNAUDITED)

                              INVESTMENT                                                                          VALUE      % OF
                              AMOUNT ($)   ISSUES                                                               (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.09%

Bermuda Based                 2,202,000    ESG Partners, LP (c)                                            $    109,880     0.01%
Financial Institutions                                                                                     ------------

Insurance Holding             3,264,756    Head Insurance Investors LP (c)                                      548,213
Companies                     1,425,000    Insurance Partners II Equity Fund, LP (c)                          1,425,000
                                                                                                           ------------
                                                                                                              1,973,213     0.08%
                                                                                                           ------------
                                           TOTAL LIMITED PARTNERSHIPS
                                           (Cost $6,891,756)                                                  2,083,093
                                                                                                           ------------
                              NOTIONAL
                              AMOUNT  ($)
------------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 0.02%
Foreign Currency Swap        150,000,000   Bear Stearns Currency Swap,
Contracts                                  Termination Date 4/17/02                                             446,120     0.02%
                                                                                                          -------------
                                           TOTAL OTHER INVESTMENTS
                                           (Cost $0)                                                            446,120
                                                                                                          -------------
                              PRINCIPAL
                              AMOUNT  ($)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 18.68%
Repurchase Agreement         338,521,679   Bear Stearns 4.52%, due 5/1/01 (f)                               338,521,679     14.06%
                                                                                                          -------------
U.S. Treasury Bills           38,500,000   U.S. Treasury Bill 5.96%+, due 06/07/01                           38,354,561
                              35,000,000   U.S. Treasury Bill 5.93%+, due 06/21/01                           34,831,186
                              39,000,000   U.S. Treasury Bill 5.57%+, due 11/29/01 (e)                       38,134,161
                                                                                                          -------------
                                                                                                            111,319,908     4.62%
                                                                                                          -------------
                                           TOTAL SHORT TERM INVESTMENTS
                                           (Cost $449,281,524)                                              449,841,587
                                                                                                          -------------
                                           TOTAL INVESTMENT PORTFOLIO - 99.26%
                                           (Cost $1,902,190,070)                                          2,389,670,684
                                                                                                          -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       13
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


================================================================================
                           [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2001
                                   (UNAUDITED)

                                                                                                              VALUE
                                                                                                             (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------
                                           CASH AND OTHER ASSETS
                                           LESS LIABILITIES - 0.74%                                          17,790,002
                                                                                                          --------------

                                           NET ASSETS - 100.00%                                           $2,407,460,686
                                           (Applicable to 64,226,127                                      ==============
                                           shares outstanding)
Notes:

(a)  Non-income producing securities.

(b)  Affiliated issuers-as defined under the Investment Company Act of 1940
     (ownership of 5% or more of the outstanding voting securities of these issuers).

(c)  Restricted/fair valued securities.

(d)  Interest accrued at a current rate of prime + 2%.

(e)  Securities in whole or in part on loan.

(f)  Repurchase agreement collateralized by:U.S. Treasury Strips, par value
     $14,000,000, matures 11/15/08, market value $9,450,000.
     U.S. Treasury Strips, par value $23,500,000, matures 08/15/12, market value $12,403,535.
     U.S. Treasury Strips, par value $50,000,000, matures 11/15/13, market value $24,234,500.
     U.S. Treasury Strips, par value $33,720,000, matures 05/15/14, market value $15,743,194.
     U.S. Treasury Strips, par value $105,290,000, matures 11/15/16, market value $41,030,460.
     U.S. Treasury Strips, par value $40,072,000, matures 05/15/19, market value $13,273,850.
     U.S. Treasury Strips, par value $73,953,000, matures 02/15/21, market value $21,955,167.
     U.S. Treasury Strips, par value $50,000,000, matures 11/15/21, market value $14,125,000.
     U.S. Treasury Strips, par value $390,769,000, matures 11/15/21, market value $110,392,243.
     U.S. Treasury Strips, par value $29,450,000, matures 02/15/22, market value $8,255,130.
     U.S. Treasury Strips, par value $100,000,000, matures 08/15/22, market value $27,125,000.
     U.S. Treasury Strips, par value $120,500,000, matures 08/15/23, market value $31,292,645.
     U.S. Treasury Strips, par value $25,071,000, matures 02/15/24, market value $6,259,978.
     U.S. Treasury Strips, par value $9,890,000, matures 08/15/24, market value $2,395,259.
     U.S. Treasury Strips, par value $32,565,000, matures 02/15/26, market value $7,357,736.

*    Issuer in default.

+    Annualized yield at date of purchase.

ADR: American Depository Receipt.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       14
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


================================================================================
                           [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2001
                                   (UNAUDITED)

ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of $1,451,237,585)        $1,841,505,174
  Affiliated issuers (identified cost of $450,952,485)               548,165,510
                                                                  --------------
    Total investments (identified cost of $1,902,190,070)          2,389,670,684
Receivable for securities sold                                         9,679,802
Receivable for fund shares sold                                        9,777,550
Dividends and interest receivable                                      8,258,760
Other receivables                                                        571,802
Collateral on loaned securities (Note 1)                              82,770,193
Other assets                                                              59,938
                                                                  --------------
    Total assets                                                   2,500,788,729
                                                                  --------------

LIABILITIES:
Payable for securities purchased                                       4,664,375
Payable for fund shares redeemed                                       3,919,923
Payable to investment adviser                                          1,712,998
Accounts payable and accrued expenses                                    241,914
Payable for service fees (Note 3)                                         18,640
Collateral on loaned securities (Note 1)                              82,770,193
Commitments (Note 6)                                                          --
                                                                  --------------
    Total liabilities                                                 93,328,043
                                                                  --------------

    Net assets                                                    $2,407,460,686
                                                                  ==============

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, $0.001 par value,
  64,226,127 shares outstanding                                   $1,848,840,208
Accumulated undistributed net investment income                       16,079,102
Accumulated undistributed net realized gains from
  investment transactions                                             55,065,022
Net unrealized appreciation of investments and translation
  of foreign currency denominated assets and liabilities             487,476,354
                                                                  --------------

    Net assets applicable to capital shares outstanding           $2,407,460,686
                                                                  ==============

Net asset value, offering and redemption price per share                  $37.48
                                                                          ======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       15
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


================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 2001
                                   (UNAUDITED)

INVESTMENT INCOME:
  Interest - unaffiliated issuers                                    $22,083,022
  Interest - affiliated issuers                                          212,793
  Dividends - unaffiliated issuers (net of foreign
    withholding tax of $365,328)                                       7,307,849
  Dividends - affiliated issuers                                       2,018,433
  Other Income                                                           128,555
                                                                    ------------
    Total investment income                                           31,750,652
                                                                    ------------

EXPENSES:
  Investment advisory fees (Note 3)                                    9,348,261
  Service fees (Note 3)                                                  476,994
  Transfer agent fees                                                    316,716
  Reports to shareholders                                                159,137
  Administration fees (Note 3)                                           152,619
  Custodian fees                                                          76,347
  Accounting services                                                     62,829
  Insurance expenses                                                      49,847
  Auditing and tax consulting fees                                        43,946
  Directors' fees and expenses                                            31,769
  Registration fees                                                       28,297
  Legal fees                                                              25,476
  Miscellaneous expenses                                                  13,238
                                                                    ------------
    Total operating expenses                                          10,785,476
                                                                    ------------

    Net investment income                                             20,965,176
                                                                    ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on investments - unaffiliated issuers            14,416,907
  Net realized gains on investments - affiliated issuers              21,787,025
  Net realized gains on foreign currency transactions                 19,269,389
  Net change in unrealized appreciation on investments                28,341,039
  Net change in unrealized appreciation on foreign
    currency swaps                                                     1,894,247
  Net change in unrealized appreciation on translation
    of other assets and liabilities denominated in
    foreign currency                                                      27,947
                                                                    ------------

Net realized and unrealized gains on investments                      85,736,554
                                                                    ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $106,701,730
                                                                    ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       16
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


================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE
                                                  SIX MONTHS         FOR THE
                                                     ENDED            YEAR
                                                    4/30/01           ENDED
                                                  (UNAUDITED)       10/31/00
                                                 -------------   --------------
OPERATIONS
  Net investment income                         $   20,965,176   $   22,558,059
  Net realized gains on investments -
    unaffiliated issuers                            14,416,907      162,685,542
  Net realized gains on investments -
    affiliated issuers                              21,787,025      102,725,271
  Net realized gains on foreign currency
    transactions                                    19,269,389        7,999,708
  Net change in unrealized appreciation
    on investments                                  28,341,039       25,778,194
  Net change in unrealized appreciation
    (depreciation) on foreign currency swaps
    and option contracts                             1,894,247         (900,052)
  Net change in unrealized appreciation
    (depreciation) on translation of other
    assets and liabilities denominated in
    foreign currency                                    27,947          (32,012)
                                                --------------   --------------
  Net increase in net assets resulting
    from operations                                106,701,730      320,814,710
                                                --------------   --------------

DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income                              (33,511,486)              --
  Distributions to shareholders from net
    realized gains on investments                 (106,411,646)    (177,417,471)
                                                --------------   --------------
                                                  (139,923,132)    (177,417,471)
                                                --------------   --------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                     631,015,077      607,310,132
  Net asset value of shares issued in
    reinvestment of dividends and distributions    133,923,400      170,182,851
  Cost of shares redeemed                         (180,476,675)    (404,941,809)
                                                --------------   --------------

  Net increase in net assets resulting from
    capital share transactions                     584,461,802      372,551,174
                                                --------------   --------------

  Net increase in net assets                       551,240,400      515,948,413
  Net assets at beginning of period              1,856,220,286    1,340,271,873
                                                --------------   --------------

  Net assets at end of period
    (including undistributed net investment
    income of $16,079,102 and $28,625,412,
    respectively)                               $2,407,460,686   $1,856,220,286
                                                ==============   ==============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       17
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


================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                              FINANCIAL HIGHLIGHTS


SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                 FOR THE
                                               SIX MONTHS
                                                  ENDED                              YEARS ENDED OCTOBER 31,
                                                 4/30/01        ------------------------------------------------------------------
                                               (UNAUDITED)         2000          1999          1998          1997          1996
                                               ----------       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period               $38.48           $34.82        $30.16        $31.94        $24.26        $21.53
                                               ----------       ----------    ----------    ----------    ----------    ----------
Income (loss) from Investment Operations:
    Net investment income                            0.34             0.47          0.47          0.48          0.48          0.53
    Net gain (loss) on securities
      (both realized and unrealized)                 1.50             7.61          4.59         (1.69)         7.92          2.76
                                               ----------       ----------    ----------    ----------    ----------    ----------
    Total from Investment Operations                 1.84             8.08          5.06         (1.21)         8.40          3.29
                                               ----------       ----------    ----------    ----------    ----------    ----------

Less Distributions:
    Dividends from net investment income            (0.68)              --         (0.40)        (0.41)        (0.57)        (0.41)
    Distributions from realized gains               (2.16)           (4.42)           --         (0.16)        (0.15)        (0.15)
                                               ----------       ----------    ----------    ----------    ----------    ----------
    Total Distributions                             (2.84)           (4.42)        (0.40)        (0.57)        (0.72)        (0.56)
                                               ----------       ----------    ----------    ----------    ----------    ----------

Net Asset Value, End of Period                     $37.48           $38.48        $34.82        $30.16        $31.94        $24.26
                                               ==========       ==========    ==========    ==========    ==========    ==========

Total Return                                         5.37%(1)        24.07%        16.89%        (3.86%)       35.31%        15.55%
Ratios/Supplemental Data:
    Net Assets, End of period (in thousands)    $2,407,461      $1,856,220    $1,340,272    $1,540,711    $1,646,240    $  566,847
  Ratio of Expenses to Average Net Assets            1.04%(2)         1.09%         1.10%         1.08%         1.13%         1.21%
  Ratio of Net Income to Average Net Assets          2.02%(2)         1.41%         1.27%         1.44%         2.10%         2.67%
  Portfolio Turnover Rate                              13%(1)           30%            5%           24%           10%           14%


(1) Not Annualized.
(2) Annualized.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       18
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


================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                        THIRD AVENUE SMALL-CAP VALUE FUND

Dear Fellow Shareholders:

At April 30, 2001, the end of the second fiscal quarter, the unaudited net asset value attributable to the 12,418,566 common shares outstanding of Third Avenue Small-Cap Value Fund ("Small-Cap" or the "Fund") was $14.88 per share. This compares with the Fund's unaudited net asset value of $14.47 per share at January 31, 2001, and an unaudited net asset value at April 30, 2000 of $11.61 per share, adjusted for subsequent distributions. At May 21, 2001, the net asset value was $15.94 per share.

QUARTERLY ACTIVITY

During the quarter, Small-Cap established six new positions, added to 16 of its 45 existing positions, reduced its holdings in four companies, and eliminated positions in three companies. At April 30, 2001, Small-Cap held positions in 47 companies, the top 10 positions of which accounted for approximately 34% of the Fund's net assets.

NUMBER OF SHARES             NEW POSITIONS ACQUIRED
242,000 shares               Advanced Power Technology, Inc. Common Stock
                             ("Advanced Power Common")
198,500 shares               CyberOptics Corp. Common Stock
                             ("CyberOptics Common")
152,200 shares               Lindsay Manufacturing Co. Common Stock
                             ("Lindsay Common")
55,000 shares                The MONY Group, Inc. Common Stock
                             ("MONY Common")
35,926 shares                Radian Group, Inc. Common Stock
                             ("Radian Group Common")
53,400 shares                SouthWest Securities Group, Inc. Common Stock
                             ("SouthWest Common")

                             INCREASES IN EXISTING POSITIONS
29,000 shares                American Power Conversion Corp. Common Stock
                             ("American Power Common")
43,100 shares                Arch Capital Group, Ltd. Common Stock
                             ("Arch Common")
42,300 shares                Bel Fuse, Inc. Class B Common Stock
                             ("Bel Fuse  Common")
124,300 shares               Burnham Pacific Properties, Inc. Common Stock
                             ("BPP Common")

--------------------------------------------------------------------------------
                                       19
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                           [THIRD AVENUE FUNDS LOGO]


NUMBER OF SHARES             INCREASES IN EXISTING POSITIONS (CONTINUED)
3,500 shares                 Century Aluminum Co. Common Stock
                             ("Century Common")
86,000 shares                Credence Systems Corp. Common Stock
                             ("Credence Common")
69,300 shares                Electro Scientific Industries, Inc. Common Stock
                             ("ESI Common")
10,000 shares                Forest City Enterprises, Inc. Class A Common Stock
                             ("Forest City Common")
134,100 shares               Herley Industries, Inc. Common Stock
                             ("Herley Common")
117,600 shares               KEMET Corp. Common Stock
                             ("KEMET Common")
20,000 shares                Koger Equity, Inc. Common Stock
                             ("Koger Common")
5,000 shares                 Planar Systems, Inc. Common Stock
                             ("Planar Common")
2,000 shares                 Security Capital Group, Inc. Class B Common Stock
                             ("Security Capital Common")
78,900 shares                Trinity Industries, Inc. Common Stock
                             ("Trinity Common")
                             DECREASES IN EXISTING POSITIONS
22,000 shares                Brooks Automation, Inc. Common Stock
                             ("Brooks Common")
16,284 shares                Novellus Systems, Inc. Common Stock
                             ("Novellus Common")
4,900 shares                 MBIA, Inc. Common Stock
                             ("MBIA Common")
23,800 shares                Silicon Valley Group, Inc. Common Stock
                             ("SVG Common")
                             POSITIONS ELIMINATED
163,300 shares               Enhance Financial Services Group, Inc. Common Stock
                             ("Enhance Common")
150,000 shares               SpeedFam-IPEC, Inc. Common Stock
                             ("SpeedFam Common")
175,500 shares               Value City Department Stores, Inc. Common Stock
                             ("Value City Common")

--------------------------------------------------------------------------------
                                       20
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                           [THIRD AVENUE FUNDS LOGO]


As evidenced by our active purchasing program during the quarter, declining share prices during March provided us with excellent opportunities to add to existing positions, as well as to establish a handful of new positions. The quarter's buying activity reduced the Fund's cash position significantly in the last three months. Particularly notable are the new positions in Advanced Power Common, CyberOptics Common, and MONY Common. Advanced Power Technology makes power semiconductors, which are designed to improve energy efficiency and reliability in sophisticated electronic devices. CyberOptics makes sensors and inspection systems with applications in the printed circuit board and semiconductor industries. While both companies boast strong balance sheets and excellent long-term prospects, near-term business conditions seem rather grim. Known best for its life insurance operations, MONY Group is a well-established insurance and asset management company with sub-par profitability. At the prices paid by the Fund, however, and making conservative assumptions about improvements to that profitability, MONY Common ought to work out well.

We trimmed our holdings in selected semiconductor equipment companies, including Brooks Automation, Novellus Systems, and Silicon Valley Group. Brooks Common and Novellus Common have appreciated 127% and 57% year-to-date, respectively, and in each case had become overvalued in an absolute sense. The proposed acquisition of Silicon Valley Group by ASM Lithography of the Netherlands ("ASML") presented us with difficult choices. On the one hand, the combined firms will occupy the leading position--from both technological and market share perspectives--in the lithography process step, arguably the most important element in the semiconductor manufacturing industry. Countering this positive development, however, were several risks, including the following:

     1. Deal Risk--the risk that the deal would not be completed as announced (subsequently resolved);

     2. Valuation Risk--the market has accorded ASML shares an undeniably rich valuation;

     3. Integration Risk--an ongoing risk that even after completion of the merger, the combined entities are not integrated efficiently and fruitfully; and

     4.   Balance Sheet Risk--the combined entities will have significantly more
          - though not life threatening - financial leverage relative to that of Silicon Valley Group.

Why not sell the entire position? In an attempt to "average up" as we sell out of a position (the mirror image of "averaging down" when purchasing a position), declining share prices compressed valuations to a point where we no longer felt compelled to sell. Making the decision more difficult is that, in all three cases, we own terrific companies with excellent long-term prospects. The difficulty of this decision reminds me of the quandary that must have afflicted Joe Garagiola after Yogi Berra included this advice in the directions to his home: "When you come to a fork in the road, take it."

We also disposed of positions in SpeedFam Common and Value City Common. In both instances, our view was that a permanent impairment of capital had occurred. Enhance Common was exchanged for Radian Common in a merger transaction completed February 28, 2001.

The Small-Cap Value Fund has made a meaningful commitment to KEMET Common, and I want to share my thoughts on that investment. Our recent visit with KEMET management at their facilities in South Carolina support our positive views of the company in every respect. KEMET makes capacitors, which are tiny passive electronic components that store, filter and regulate electrical energy and current flow. They are found in a wide range of electronics applications, including telecommunication devices, cellular handsets, Internet infrastructure, PC's, consumer and automotive electronics and medical devices. Virtually everything electronic contains capacitors.

--------------------------------------------------------------------------------
                                       21
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                           [THIRD AVENUE FUNDS LOGO]


The LONG-TERM demand trends for passive components should remain strong as 1) consumers demand ever greater functionality and improved capabilities; 2) devices become increasingly complex; and 3) the passive component content inside electronic devices continues to expand. Just consider a few real world examples of this last point. The number of passive components per Intel Motherboard, for instance, has increased from 124 on the 486, to 440 on the Pentium III. The number of capacitors and resistors in an analog cell phone numbers 197, versus 366 for a CDMA-based device. The global automotive market consumed roughly 200 million units in 2000 versus 100 million in 1996, as security, navigation and diagnostic systems, airbags and entertainment devices became more standardized in the automobile. Put another way, capacitor unit volumes will grow along with the explosion in semiconductor growth. In fact, one estimate suggests that the ratio of capacitors to integrated circuits has roughly doubled to 6:1 in 2000 from 3:1 in 1992. Long-term consumption trends point to annual unit growth approximating 17% for tantalum capacitors and more than 20% for ceramic capacitors. Even factoring in continuous price erosion, long-term growth prospects seem excellent. While the long-term trends for the passive components industry remain bright, the near-term outlook--which I define as the next 12 to 18 months--is decidedly cloudy. After a few years in the late 1990's of under-investment, the component makers added enough capacity so that by year-end 2000, supply and demand came more into balance. Current pricing and demand has declined dramatically for certain part types this year. While the components makers reported unprecedented profitability in 2000--owing to an unusual confluence of events--profits for the industry will likely be very depressed in 2001 as prices decline and competition intensifies.

Nevertheless, KEMET Common represents a terrific means of participating in the long-term demand for passive components. The current valuation, which equates to about 5x last fiscal year's earnings, largely discounts expectations for this year's depressed earnings. In buying KEMET Common today, I have assumed that 1) the next peak in earnings might be three to four years out; 2) a peak in earnings during that period might occur at say, $3 per share, and 3) the public markets--or a private buyer--would pay a conservative 10x to 12x for those earnings, giving KEMET Common values somewhere in the low $30 range. Relative to the Fund's cost basis, these assumptions imply an internal rate of return north of 20%. With the Fund's investment in KEMET Common, Small-Cap shareholders can, I believe, participate in the proliferation and growth of technology without "paying" for that growth.

I have been both lucky and honored to share the management of the Small-Cap Fund with Martin J. Whitman, my mentor and our Chief Investment Officer, since its commencement in 1997. Today, he has handed over the reins to me as the sole manager of the Fund. While I suppose that this bestows a sense of success, my commitment to our partnership remains as strong as ever, cemented by Marty's humility, creative thinking and unique advice. Rest assured, we will continue to invest the only way we know how, and as we always have.

I am pleased to announce the addition in March of Ian Lapey as a Senior Analyst to Third Avenue Funds. Despite his unwavering but altogether questionable support for the Boston Red Sox, he has already made--in a very short period of time--a positive contribution to our investment management process. I look forward to writing you again when we publish our Third Quarter Report dated July 31, 2001.

Sincerely,


/s/ Curtis R. Jensen

Curtis R. Jensen
Portfolio Manager, Third Avenue Small-Cap Value Fund

--------------------------------------------------------------------------------
                                       22
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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 2001
                                   (UNAUDITED)

                                                                                                                 VALUE      % OF
                                 SHARES               ISSUES                                                   (NOTE 1)   NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 84.77%

Bermuda Based Financial         135,400    Trenwick Group, Ltd.                                           $   2,708,000     1.47%
                                                                                                          -------------
Institutions

Building Materials              100,000    USG Corp. (b)                                                      1,087,000     0.59%
                                                                                                          -------------
Business Development            193,100    Arch Capital Group, Ltd. (a)                                       3,060,635
& Investment Companies           13,500    Capital Southwest Corp. (b)                                          814,725
                                                                                                          -------------
                                                                                                              3,875,360     2.10%
                                                                                                          -------------
Electronics                     160,000    American Power Conversion Corp. (a) (b)                            2,264,000
                                159,300    Electro Scientific Industries, Inc. (a)                            5,707,719
                                290,000    KEMET Corp. (a)                                                    5,950,800
                                                                                                          -------------
                                                                                                             13,922,519     7.53%
                                                                                                          -------------
Financial Insurance             150,000    MBIA, Inc.                                                         7,177,500     3.88%
                                                                                                          -------------
Financial Services               53,400    Southwest Securities Group, Inc. (b)                               1,182,810     0.64%
                                                                                                          -------------
Industrial Equipment            319,500    Alamo Group, Inc.                                                  4,466,610
                                 54,600    Cummins, Inc. (b)                                                  2,260,440
                                152,200    Lindsay Manufacturing Co.                                          2,846,140
                                262,900    Trinity Industries, Inc.                                           5,126,550
                                                                                                          -------------
                                                                                                             14,699,740     7.95%
                                                                                                          -------------
Insurance Holding                35,926    Radian Group, Inc. (b)                                             2,784,265     1.51%
Companies                                                                                                 -------------

Life Insurance                  179,000    FBL Financial Group, Inc. Class A                                  2,998,250
                                 55,000    The MONY Group, Inc.                                               1,933,800
                                                                                                          -------------
                                                                                                              4,932,050     2.67%
                                                                                                          -------------
Manufactured Housing            184,300    Skyline Corp.                                                      4,773,370     2.58%
                                                                                                          -------------
Media                           120,000    ValueVision International, Inc. Class A (a)                        2,130,000     1.15%
                                                                                                          -------------
Metal & Metal Products          200,400    Century Aluminum Co.                                               4,458,900     2.41%
                                                                                                          -------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                       23
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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 2001
                                   (UNAUDITED)



                                                                                                                 VALUE      % OF
                                 SHARES               ISSUES                                                   (NOTE 1)   NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Natural Resources &             187,500    Alexander & Baldwin, Inc.                                      $   4,231,875
Real Estate                     187,300    Alico, Inc.                                                        3,204,703
                                139,000    Avatar Holdings, Inc. (a) (b)                                      3,475,000
                                126,900    Cabot Industrial Trust                                             2,470,743
                                255,400    Deltic Timber Corp. (b)                                            5,812,904
                                 39,000    Forest City Enterprises, Inc. Class A (b)                          1,731,600
                                268,800    Koger Equity, Inc.                                                 4,029,312
                                 17,000    Security Capital Group, Inc. Class B (a) (b)                         351,900
                                224,600    Tejon Ranch Co. (a)                                                5,839,600
                              1,104,700    The TimberWest Forest Corp. (Canada)                               8,591,824
                                                                                                          -------------
                                                                                                             39,739,461     21.50%
                                                                                                          -------------
Non-Life Insurance - Japan    2,025,000    The Nissan Fire & Marine Insurance Co., Ltd.                       8,491,115     4.60%
                                                                                                          -------------

Pharmaceutical Services          76,400    Kendle International, Inc. (a)                                       920,620
                                 58,100    PAREXEL International Corp. (a) (b)                                  729,155
                                 93,000    Pharmaceutical Product Development, Inc. (a)                       5,538,150
                                                                                                          -------------
                                                                                                              7,187,925     3.89%
                                                                                                          -------------
Real Estate Investment Trust    219,300    Burnham Pacific Properties, Inc.                                   1,059,219     0.57%
                                                                                                          -------------
Semiconductor                   242,000    Advanced Power Technology, Inc. (a)                                3,685,660
Equipment Manufacturers          63,000    Brooks Automation, Inc. (a) (b)                                    3,944,430
& Related                       484,800    Clare, Inc. (a)                                                    1,818,000
                                124,100    Credence Systems Corp. (a)                                         2,947,375
                                198,500    CyberOptics Corp. (a)                                              1,988,970
                                100,000    Electroglas, Inc. (a) (b)                                          1,566,000
                                373,400    FSI International, Inc. (a)                                        3,734,000
                                 25,000    Novellus Systems, Inc. (a)                                         1,378,750
                                 79,600    Silicon Valley Group, Inc. (a)                                     2,516,156
                                                                                                          -------------
                                                                                                             23,579,341     12.76%
                                                                                                          -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       24
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


================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2001
                                   (UNAUDITED)

                                                                                                                 VALUE      % OF
                                 SHARES               ISSUES                                                   (NOTE 1)   NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Technology                      175,700    Bel Fuse, Inc. Class B                                         $   4,436,425
                                255,000    Herley Industries, Inc. (a) (b)                                    3,998,400
                                105,000    Planar Systems, Inc. (a)                                           2,452,800
                                                                                                          -------------
                                                                                                             10,887,625     5.89%
                                                                                                          -------------
Title Insurance                 100,000    First American Corp.                                               1,995,000     1.08%
                                                                                                          -------------
                                           TOTAL COMMON STOCKS
                                           (Cost $132,653,676)                                              156,671,200
                                                                                                          -------------
                               PRINCIPAL
                               AMOUNT ($)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 14.75%

Repurchase Agreements         27,261,889   Bear Stearns 4.52%, due 5/1/01 (c)                                27,261,889     14.75%
                                                                                                          -------------


                                           TOTAL SHORT TERM INVESTMENTS
                                           (Cost $27,261,889)                                                27,261,889
                                                                                                          -------------

                                           TOTAL INVESTMENT PORTFOLIO - 99.52%
                                           (Cost $159,915,565)                                              183,933,089
                                                                                                          -------------
                                           CASH AND OTHER ASSETS
                                           LESS LIABILITIES - 0.48%                                             896,252
                                                                                                          -------------
                                           NET ASSETS - 100.00%                                           $ 184,829,341
                                                                                                          =============
                                           (Applicable to 12,418,566
                                           shares outstanding)


Notes:

(a)  Non-income producing securities.

(b)  Securities in whole or in part on loan.

(c) Repurchase agreement collateralized by: U.S. Treasury Bonds, par value $11,435,000, matures 07/15/02, market value $11,663,700. U.S. Treasury
     Bonds, par value $14,800,000, matures 01/15/10, market value $15,838,220.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       25
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


================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2001
                                   (UNAUDITED)

ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of $159,915,565)            $183,932,777
Receivable for fund shares sold                                        1,459,571
Receivable for securities sold                                           435,150
Dividends and interest receivable                                        318,675
Collateral on loaned securities (Note 1)                              11,613,503
Deferred organizational costs (Note 1)                                     9,929
Other assets                                                               4,634
                                                                    ------------
    Total assets                                                     197,774,239
                                                                    ------------

LIABILITIES:
Payable for securities purchased                                         269,557
Payable for fund shares redeemed                                         879,736
Payable to investment adviser                                            125,915
Accounts payable and accrued expenses                                     53,058
Payable for service fees (Note 3)                                          3,129
Collateral on loaned securities (Note 1)                              11,613,503
                                                                    ------------
    Total liabilities                                                 12,944,898
                                                                    ------------

    Net assets                                                      $184,829,341
                                                                    ============

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, $0.001 par value,
  12,418,566 shares outstanding                                     $156,992,856
Accumulated undistributed net investment income                          549,122
Accumulated undistributed net realized gains from
  investment transactions                                              3,270,151
Net unrealized appreciation of investments and translation
  of foreign currency denominated assets and liabilities              24,017,212
                                                                    ------------

    Net assets applicable to capital shares outstanding             $184,829,341
                                                                    ============

Net asset value, offering and redemption price per share                  $14.88
                                                                          ======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       26
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


================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 2001
                                   (UNAUDITED)

INVESTMENT INCOME:
  Interest                                                             $687,040
  Dividends (net of foreign withholding tax of $17,267)               1,343,406
  Other income                                                          133,283
                                                                   ------------
    Total investment income                                           2,163,729
                                                                   ------------

EXPENSES:
  Investment advisory fees (Note 3)                                     701,177
  Administration fees (Note 3)                                           61,230
  Service fees (Note 3)                                                  35,284
  Transfer agent fees                                                    35,044
  Directors' fees and expenses                                           28,568
  Accounting services                                                    23,606
  Custodian fees                                                         22,245
  Reports to shareholders                                                20,905
  Auditing and tax consulting fees                                       19,681
  Registration fees                                                       7,443
  Amortization of organizational expenses (Note 1)                        5,394
  Insurance expenses                                                      4,029
  Legal fees                                                              2,994
  Miscellaneous expenses                                                  2,039
                                                                   ------------
    Total operating expenses                                            969,639
                                                                   ------------
    Net investment income                                             1,194,090
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on investments                                   3,360,469
  Net realized gains on foreign currency transactions                     1,572
  Net change in unrealized appreciation on investments               17,743,168
  Net change in unrealized depreciation on translation of other
    assets and liabilities denominated in foreign currency                 (312)
                                                                   ------------
    Net realized and unrealized gains on investments                 21,104,897
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $22,298,987
                                                                   ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       27
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


================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE
                                                     SIX MONTHS       FOR THE
                                                        ENDED          YEAR
                                                       4/30/01         ENDED
                                                     (UNAUDITED)     10/31/00
                                                    ------------   ------------
OPERATIONS:
  Net investment income                               $1,194,090     $1,860,207
  Net realized gains on investments -
    unaffiliated issuers                               3,360,469      5,607,969
  Net realized gains on investments -
    affiliated issuers                                        --      1,456,089
  Net realized gains (losses) on foreign
    currency transactions                                  1,572         (4,108)
  Net change in unrealized appreciation
    on investments                                    17,743,168     17,960,975
  Net change in unrealized appreciation on
    foreign currency swaps and option contracts               --        100,890
  Net change in unrealized appreciation
    (depreciation) on translation of other
    assets and liabilities denominated in
    foreign currency                                        (312)           844
                                                    ------------   ------------
  Net increase in net assets resulting
    from operations                                   22,298,987     26,982,866
                                                    ------------   ------------

DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income                                 (2,177,694)      (991,471)
  Distributions to shareholders from net
    realized gains on investments                     (7,077,506)            --
                                                    ------------   ------------
                                                      (9,255,200)      (991,471)
                                                    ------------   ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                        45,917,129     74,284,343
  Net asset value of shares issued in
    reinvestment of dividends and distributions        8,778,340        963,645
  Cost of shares redeemed                            (25,368,764)   (80,675,545)
                                                    ------------   ------------

  Net increase (decrease) in net assets
    resulting from capital share transactions         29,326,705     (5,427,557)
                                                    ------------   ------------

  Net increase in net assets                          42,370,492     20,563,838
  Net assets at beginning of period                  142,458,849    121,895,011
                                                    ------------   ------------

  Net assets at end of period
    (including undistributed net investment
    income of $549,122 and $1,532,726,
    respectively)                                   $184,829,341   $142,458,849
                                                    ============   ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       28
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


================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                               FOR THE
                                                             SIX MONTHS
                                                                ENDED                    YEARS ENDED OCTOBER 31,
                                                               4/30/01        ----------------------------------------------
                                                             (UNAUDITED)        2000         1999         1998         1997
                                                               --------       --------     --------     --------     --------

Net Asset Value, Beginning of Period                             $13.86         $11.33       $10.66       $12.37     $10.00
                                                               --------       --------     --------     --------    --------

Income (loss) from Investment Operations:
  Net investment income                                            0.11           0.19         0.09         0.08       0.05
  Net gain (loss) on securities (both realized
     and unrealized)                                               1.81           2.44         0.67        (1.73)      2.32
                                                               --------       --------     --------     --------     --------
  Total from Investment Operations                                 1.92           2.63         0.76        (1.65)      2.37
                                                               --------       --------     --------     --------     --------

Less Distributions:
  Dividends from net investment income                            (0.21)         (0.10)       (0.09)       (0.06)        --
  Distributions from realized gains                               (0.69)            --           --           --         --
                                                               --------       --------     --------     --------     --------
  Total Distributions                                             (0.90)         (0.10)       (0.09)       (0.06)        --
                                                               --------       --------     --------     --------     --------

Net Asset Value, End of Period                                   $14.88         $13.86       $11.33       $10.66     $12.37
                                                               ========       ========     ========     ========     ========

Total Return                                                      14.78%(1)      23.30%        7.12%      (13.36%)    23.70%(1)

Ratios/Supplemental Data:
  Net Assets, End of period (in thousands)                     $184,829       $142,459     $121,895     $139,557   $107,256
  Ratio of Expenses to Average Net Assets                          1.24%(2)       1.30%        1.28%        1.28%      1.65%(2)
  Ratio of Net Income to Average Net Assets                        1.53%(2)       1.43%        0.72%        0.72%      1.44%(2)
  Portfolio Turnover Rate                                            15%(1)         19%          10%           6%         7%(1)



(1) Not Annualized
(2) Annualized
*   The Fund commenced investment operations on April 1, 1997.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                           [THIRD AVENUE FUNDS LOGO]

                       THIRD AVENUE REAL ESTATE VALUE FUND

Dear Fellow Shareholders:

At April 30, 2001, the end of the second fiscal quarter of 2001, the unaudited net asset value attributable to the 3,026,654 shares outstanding of the Third Avenue Real Estate Value Fund (the "Fund") was $14.53 per share. This compares with an audited net asset value of $14.43 per share at January 31, 2001, and an unaudited net asset value, adjusted for a subsequent distribution to shareholders, of $11.50 per share at April 30, 2000. At May 21, 2001, the unaudited net asset value was $15.11 per share.

QUARTERLY ACTIVITY

During the quarter, the Fund established new positions in the common stock of one company and in the subordinated debentures of one company. The Fund increased its position in the common stocks of 10 companies and in the senior notes of one company. The Fund received cash and trust units in exchange for the senior notes of one company.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES          NEW POSITIONS ACQUIRED
$5,000,000 equivalents    Lodgian, Inc. 7% Convertible Subordinated Debentures,
                          due 6/30/10 ("Lodgian Subordinates")
3,055,278 units           CFN Liquidating Trust Units of Beneficial Interest
                          ("CFN Units")
23,900 shares             Golf Trust of America, Inc. Common Stock
                          ("Golf Trust Common")



                          INCREASES IN EXISTING POSITIONS
$214,000                  Imperial Credit Industries, Inc. 9.875% Senior Notes,
                          due 1/15/07 ("Imperial 9.875% Notes")
$504,000                  Imperial Credit Industries, Inc. 9.75% Senior Notes,
                          due 1/15/04 ("Imperial 9.75% Notes")
28,900 shares             American Land Lease, Inc. Common Stock
                          ("American Common")
94,000 shares             Burnham Pacific Properties, Inc. Common Stock
                          ("Burnham Common")
45,000 shares             Catellus Development Corp. Common Stock
                          ("Catellus Common")

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                           [THIRD AVENUE FUNDS LOGO]


PRINCIPAL AMOUNT
OR
NUMBER OF SHARES          INCREASES IN EXISTING POSITIONS (CONTINUED)
102,200 shares            Consolidated-Tomoka Land Co. Common Stock
                          ("Consolidated-Tomoka Common")
40,000 shares             Koger Equity, Inc. Common Stock
                          ("Koger Common")
40,000 shares             LNR Property Corp. Common Stock
                          ("LNR Common")
52,000 shares             Prime Group Realty Trust Common Stock
                          ("Prime Common")
30,000 shares             Security Capital Group, Inc. Class B Common Stock
                          ("Security Common")
36,300 shares             The St. Joe Company Common Stock
                          ("St. Joe Common")
44,500 shares             Wellsford Real Properties, Inc. Common Stock
                          ("Wellsford Common")

                          POSITIONS ELIMINATED
$3,500,000                ContiFinancial Corp. 8.375% Senior Notes, due 8/15/03
                          ("Conti Notes")

HIGHLIGHTS OF QUARTERLY ACTIVITY

Lodgian, Inc. owns a portfolio of primarily full service hotels, most of which are affiliated with name-brands such as Holiday Inn, Crowne Plaza, Marriott, Sheraton and Hilton. During the last 12 months, Lodgian adopted a strategic plan to reduce the size of its non-core portfolio and reduce its overall level of debt. The company has since sold 21 hotel properties plus other assets resulting in debt reductions of $207 million. The Lodgian subordinates are due in 2010 and are convertible into Lodgian, Inc. common shares. The company is permitted to defer cash interest payments on the Lodgian Subordinates for up to 20 quarters. As of June 30, 2000, cash interest payments have been deferred, but they continue to accrue on a compounding basis. The Lodgian Subordinates are subordinate to secured mortgage debt and the company's senior unsecured notes. Additionally, the Lodgian Subordinates do not have covenant protections that would prevent the company from incurring additional senior debt. However, based on our conservative estimate of value of the company's hotel properties, the Lodgian Subordinates would receive a par recovery plus accrued and compounded interest in a liquidation. Furthermore, along with the Third Avenue Value Fund, we own approximately 50% of the outstanding Lodgian Subordinates and would therefore have significant input in any reorganization, whether in or out of Chapter 11. The Fund's average cost represents a discount of more than 75% from par value.

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                           [THIRD AVENUE FUNDS LOGO]


Golf Trust of America is a real estate investment trust that owns a portfolio of golf courses that are leased to golf course operators. The company's business plan has not worked out, as several of the operators have defaulted on their lease obligations. The company's board of directors has approved a plan of liquidation that shareholders are being asked to vote on. The Fund made a small investment in Golf Trust Common but was unable to establish a significant position before the market price moved up. The Fund will probably hold the investment until receipt of liquidation proceeds.

Pursuant to ContiFinancial's Plan of Reorganization, the Fund received a distribution of cash and CFN Units in exchange for its ContiFinancial Notes. The Fund originally invested in ContiFinancial Notes with the expectation that the company would file bankruptcy and ultimately liquidate. The cash distribution plus interest received prior to the company filing bankruptcy approximates the Fund's initial investment in ContiFinancial Notes. The CFN Units represent an interest in the liquidating trust that holds the remaining ContiFinancial assets--primarily residual interests in mortgage-backed securities. The current market value of the CFN Units represents about a 75% profit on the Fund's initial cost.

The Fund continued to add to its core holdings when opportunities arose due to market fluctuations. We substantially increased our position in Consolidated-Tomoka Common after I visited with management and toured the company's properties a few months ago. The company's primary asset is approximately 15,000 acres of land located in Daytona Beach, Florida. The company has implemented a business plan pursuant to which it will continue selling parcels to users/developers and reinvest the proceeds through tax-deferred exchanges into income-producing properties. Conservative debt (non-recourse mortgage financing) will be used to leverage each dollar of sale proceeds into $2 to $3 of gross investment in operating properties. The business plan will probably take 10 to 20 years to fully implement, but recurring cash flow should grow each year. Conservative net present value calculations indicate that the market price of Consolidated-Tomoka Common is significantly below net asset value.

REAL ESTATE OPERATING COMPANIES VS. REAL ESTATE INVESTMENT TRUSTS--REVISITED

Since the Fund's inception in September 1998, I have been espousing investments in common stocks of real estate operating companies (REOCs) and eschewing investments in common stocks of most real estate investment trusts (REITs). My argument is predicated on the Fund's investment objective of long-term capital appreciation, as opposed to current income. The two fundamental arguments in favor of REOCs are:

     1. The real estate investment business is very capital intensive. Retention of capital or easy access to equity capital is essential for consistent growth and wealth creation. REITs are required to pay dividends to shareholders equaling at least 90% of taxable income. As a result, a significant portion of free cash flow is paid out each year and therefore not available for reinvestment. Since retention of capital is limited, REITs need easy access to equity capital. Fickle equity markets and potential dilution often make equity offerings difficult and costly. REOCs are not required to pay dividends. Most, in fact, pay very little or no dividends and therefore are not reliant upon access to outside equity capital to fund growth.

      2. Capital appreciation is more tax-efficient than dividends. A significant portion of REIT total returns to shareholders comes in the form of dividends, which are generally taxable at ordinary income tax rates. Almost all of most REOC total returns to shareholders come as unrealized capital appreciation, which is not taxable at all.

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                                       32
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                           [THIRD AVENUE FUNDS LOGO]

My argument that REOCs are a more suitable investment vehicle for tax efficient growth and long-term capital appreciation has not gone unchallenged. Many of my peers argue that since REOCs pay corporate income tax and REITs do not, REITs are more tax efficient. That may be true at the corporate level, but not for tax-paying stockholders. To illustrate, the following graph compares the 10-year returns on a hypothetical $100,000 investment in Forest City Enterprises common stock with the same hypothetical $100,000 investments in the common stocks of three "blue-chip" REITs--Kimco Realty, Cousins Properties and The Rouse Company. The investment period analyzed is April 30, 1991 through April 30, 2001 (with the exception of Kimco, which did not go public until November 1991).

                           10-YEAR GROWTH OF $100,000


       [The table below also represents a bar chart in the printed piece.]

                                      FOREST
                                       CITY        KIMCO*     COUSINS     ROUSE
                                     --------     -------     -------    -------
Initial Investment (4/30/91)         $100,000    $100,000    $100,000   $100,000
Unrealized Appreciation               541,927     230,000     200,577     45,973
Cumulative Dividends                   14,265     125,490      89,538     49,452
Reinvestment Income(1)                  1,598      20,195      15,108      8,762
                                     --------    --------    --------   --------
Total Investment Value (4/30/01)     $657,790    $475,685    $405,223   $204,187

*   Since November 1991 (9 years, 5 months).
(1) Assumes dividends reinvested at current 30-day T-Bill rate.

It is obvious that the total 10-year investment return on Forest City Common was substantially greater than the returns on the three REITs. Forest City's average annual return for the 10-year period was 20.7%, followed by 18.0% for Kimco, 15.0% for Cousins and 7.4% for Rouse. Even more compelling than the absolute returns is the composition of those returns. As the following graph illustrates, over 97% of Forest City's 10-year return is unrealized capital appreciation. This compares to 61% for Kimco, 66% for Cousins and 44% for Rouse, with the remainder primarily taxable dividends.

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                                       33
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                           [THIRD AVENUE FUNDS LOGO]


                      COMPOSITION OF 10-YEAR TOTAL RETURNS


       [The table below also represents a bar chart in the printed piece.]

                                      FOREST
                                       CITY       KIMCO*     COUSINS      ROUSE
                                      ------      ------     -------      -----
Unrealized Appreciation                97.2%       61.2%       65.7%       44.1%
Cumulative Dividends                    2.5%       33.4%       29.3%       47.5%
Reinvestment Income(1)                  0.3%        5.4%        5.0%        8.4%
                                      -----       -----       -----       -----
Total                                   100%        100%        100%        100%

*   Since November 1991 (9 years, 5 months).
(1) Assumes dividends reinvested at current 30-day T-Bill rate.

All four companies are known for their top-notch managements and high-quality properties. Forest City, Cousins and Rouse each have a history of creating value through the real estate development process, while Kimco has historically been more of an opportunistic acquirer of properties. Which company has the superior management team? The evidence seems to favor Forest City. But, one cannot easily dismiss the accomplishments of Milton Cooper (Kimco), Tom Cousins (Cousins) and Anthony Deering and Doug McGregor (Rouse). Is Chuck Ratner (Forest City) really that much smarter than these other seasoned real estate executives? Probably not. Much of Forest City's superior returns have to be attributed to its REOC structure and its superior use of leverage (i.e., non-recourse mortgage financing) that enables management to generate higher returns on equity. We'll never know how much better the returns would have been for Kimco, Cousins and Rouse had they been REOCs instead of REITs during the past 10 years.

THIRD AVENUE NEWS

You may notice below that this is the first time I have signed this letter as "Portfolio Manager" and not "Co-Manager". Since its inception, the Fund has been a collaborative effort between Martin J. Whitman and me. Though Marty will no longer have his name on the Fund, his imprint will still be there--and so will his continued counsel and support.

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                                       34
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


================================================================================
                           [THIRD AVENUE FUNDS LOGO]

Since Marty is still the largest individual shareholder of the Fund, it is safe to assume that he will not lose interest. I wish to express my appreciation and thanks to Marty for his invaluable contributions to the Fund's success to date and for the vote of confidence in promoting me to sole manager. I pledge to maintain the same commitment and discipline of investing in securities the Third Avenue way--"safe and cheap."

I look forward to writing to you again when we publish our quarterly report for the period ending July 31, 2001.

Sincerely,


/s/ Michael H. Winer

Michael H. Winer
Portfolio Manager, Third Avenue Real Estate Value Fund

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                                       35
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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 2001
                                   (UNAUDITED)

                              PRINCIPAL                                                                           VALUE      % OF
                              AMOUNT ($)   ISSUES                                                               (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND EQUIVALENTS - 2.13%

Assisted Living Facilities    1,000,000    CareMatrix Corp. 6.25%, due 8/15/04 (a) (c)*                   $     110,000     0.25%
                                                                                                          -------------
Hotels & Motels               5,000,000    Lodgian, Inc. 7.00%, due 6/30/10                                     825,000     1.88%
                                                                                                          -------------
                                           TOTAL CONVERTIBLE BONDS AND EQUIVALENTS
                                           (Cost $1,525,840)                                                    935,000
                                                                                                          -------------
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 5.45%

Building Materials              600,000    USG Corp. 9.25%, due 9/15/01                                         579,000     1.32%
                                                                                                          -------------
Diversified Financial         1,504,000    Imperial Credit Industries, Inc. 9.75%, due 1/15/04                  564,000
Services                        714,000    Imperial Credit Industries, Inc. 9.875%, due 1/15/07                 346,290
                                                                                                          -------------
                                                                                                                910,290     2.07%
                                                                                                          -------------
Lawn & Garden Retail          1,234,600    Frank's Nursery & Crafts, Inc. 10.25%, due 3/1/08 (a)*               214,511     0.49%
                                                                                                          -------------
Real Estate Operating           700,000    Rockefeller Center Property Trust 5.937%, due 12/31/07               693,000     1.57%
Companies                                                                                                 -------------

                                           TOTAL CORPORATE BONDS
                                           (Cost $2,724,423)                                                  2,396,801
                                                                                                          -------------

                                 SHARES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 76.78%

Building Materials               18,000    USG Corp. (b)                                                        195,660     0.45%
                                                                                                          -------------

Diversified Financial         3,055,278    ContiFinancial Unit Trust (a)                                        287,951     0.65%
Services                                                                                                  -------------

Natural Resources                26,500    Deltic Timber Corp.                                                  603,140
                                  4,000    The TimberWest Forest Corp. (Canada)                                  31,110
                                                                                                          -------------
                                                                                                                634,250     1.44%
                                                                                                          -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       36
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                           [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2001
                                   (UNAUDITED)

                                                                                                                  VALUE      % OF
                              SHARES       ISSUES                                                               (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Real Estate Investment           84,600    Aegis Realty, Inc.                                             $     889,146
Trusts                          109,598    American Land Lease, Inc.                                          1,271,337
                                 75,500    Anthracite Capital, Inc.                                             757,265
                                329,700    Burnham Pacific Properties, Inc.                                   1,592,451
                                 80,100    Captec Net Lease Realty, Inc.                                        978,822
                                 23,900    Golf Trust of America, Inc.                                          197,175
                                122,500    Koger Equity, Inc.                                                 1,836,275
                                165,800    Prime Group Realty Trust                                           2,288,040
                                107,700    United Investors Realty Trust                                        597,735
                                                                                                          -------------
                                                                                                             10,408,246     23.66%
                                                                                                          -------------
Real Estate Operating            96,100    Avatar Holdings, Inc. (a)                                          2,402,500
Companies                       184,000    Catellus Development Corp. (a)                                     2,990,000
                                140,000    Consolidated-Tomoka Land Co.                                       2,009,000
                                 57,700    Forest City Enterprises, Inc. Class A (b)                          2,561,880
                                103,300    LNR Property Corp.                                                 2,944,050
                                 65,500    Security Capital Group, Inc. Class B (a) (b)                       1,355,850
                                120,200    The St. Joe Co.                                                    2,955,718
                                 84,525    Tejon Ranch Co. (a)                                                2,197,650
                                125,850    Wellsford Real Properties, Inc. (a)                                2,001,015
                                                                                                          -------------
                                                                                                             21,417,663     48.69%
                                                                                                          -------------
Title Insurance                  16,000    First American Corp.                                                 319,200     0.73%
                                                                                                          -------------
Transportation                   17,073    Florida East Coast Industries, Inc. Class B                          512,190     1.16%
                                                                                                          -------------
                                           TOTAL COMMON STOCKS
                                           (Cost $29,482,859)                                                33,775,160
                                                                                                          -------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       37
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================================================================================
                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2001
                                   (UNAUDITED)

                              PRINCIPAL                                                                           VALUE      % OF
                              AMOUNT ($)   ISSUES                                                               (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 10.31%

Repurchase Agreement          4,537,032    Bear Stearns 4.52%, due 5/1/01 (d)                             $   4,537,032     10.31%
                                                                                                          -------------
                                           TOTAL SHORT TERM INVESTMENTS
                                           (Cost $4,537,032)                                                  4,537,032
                                                                                                          -------------
                                           TOTAL INVESTMENT PORTFOLIO - 94.67%
                                           (Cost $38,270,154)                                                41,643,993
                                                                                                          -------------
                                           CASH AND OTHER ASSETS
                                           LESS LIABILITIES - 5.33%                                           2,343,174
                                                                                                          -------------
                                           NET ASSETS - 100.00%                                           $  43,987,167
                                                                                                          =============
                                           (Applicable to 3,026,654
                                           shares outstanding)

Notes:

(a)  Non-income producing securities.

(b)  Securities in whole or in part on loan.

(c)  Restricted / fair valued securities

(d)  Repurchase agreements collateralized by:

     U.S. Treasury Bonds, par value $4,495,000, matures 07/15/02, market value $4,584,900.

*    Issuer in default.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       38
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                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2001
                                   (UNAUDITED)

ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of $38,270,154)              $41,643,993
Cash                                                                   2,000,000
Receivable for fund shares sold                                          233,918
Dividends and interest receivable                                        175,128
Collateral on loaned securities (Note 1)                                 232,306
Other assets                                                               1,237
                                                                     -----------
    Total assets                                                      44,286,582
                                                                     -----------
LIABILITIES:
Payable for fund shares redeemed                                          23,276
Payable to investment adviser                                             26,370
Accounts payable and accrued expenses                                     17,463
Collateral on loaned securities (Note 1)                                 232,306
Commitments (Note 6)                                                          --
                                                                     -----------
    Total liabilities                                                    299,415
                                                                     -----------
    Net assets                                                       $43,987,167
                                                                     ===========
SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, $0.001 par value,
3,026,654 shares outstanding                                         $38,099,830
Accumulated undistributed net investment income                          523,160
Accumulated undistributed net realized gains from
  investment transactions                                              1,990,338
Net unrealized appreciation of investments and translation
  of foreign currency denominated assets and liabilities               3,373,839
                                                                     -----------
    Net assets applicable to capital shares outstanding              $43,987,167
                                                                     ===========
Net asset value, offering and redemption price per share                  $14.53
                                                                          ======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       39
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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 2001
                                   (UNAUDITED)

INVESTMENT INCOME:
  Interest                                                           $  369,033
  Dividends                                                             381,444
  Other income                                                               83
                                                                     ----------
    Total investment income                                             750,560
                                                                     ----------
EXPENSES:
  Investment advisory fees (Note 3)                                     149,200
  Administration fees (Note 3)                                           54,961
  Directors' fees and expenses                                           28,260
  Auditing and tax consulting fees                                       14,546
  Accounting services                                                    14,269
  Transfer agent fees                                                    13,009
  Registration fees                                                       5,948
  Reports to shareholders                                                 5,708
  Custodian fees                                                          5,441
  Legal fees                                                              2,006
  Miscellaneous expenses                                                    554
  Insurance expenses                                                        416
                                                                     ----------
    Total operating expenses                                            294,318
                                                                     ----------
  Expenses waived (Note 3)                                              (45,778)
                                                                     ----------
    Net expenses                                                        248,540
                                                                     ----------
    Net investment income                                               502,020
                                                                     ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investments                                   1,991,258
  Net change in unrealized appreciation on investments                  644,329
                                                                     ----------
    Net realized and unrealized gains on investments                  2,635,587
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $3,137,607
                                                                     ==========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       40
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                           [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE
                                                      SIX MONTHS      FOR THE
                                                         ENDED         YEAR
                                                        4/30/01        ENDED
                                                      (UNAUDITED)    10/31/00
                                                      -----------   -----------
OPERATIONS:
  Net investment income                               $   502,020   $   624,391
  Net realized gains on investments                     1,991,258       558,562
  Net change in unrealized appreciation
    on investments                                        644,329     2,724,624
                                                      -----------   -----------
  Net increase in net assets resulting
    from operations                                     3,137,607     3,907,577
                                                      -----------   -----------
DISTRIBUTIONS:
  Dividends to shareholders from net investment
    income                                               (517,638)     (233,622)
  Distributions to shareholders from net
    realized gains on investments                        (561,571)      (54,698)
                                                      -----------   -----------
                                                       (1,079,209)     (288,320)
                                                      -----------   -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                         20,176,389    16,579,930
  Net asset value of shares issued in
    reinvestment of dividends and distributions         1,035,492       274,613
  Cost of shares redeemed                              (3,248,068)   (4,821,157)
                                                      -----------   -----------
  Net increase in net assets resulting from
    capital share transactions                         17,963,813    12,033,386
                                                      -----------   -----------
Net increase in net assets                             20,022,211    15,652,643
  Net assets at beginning of period                    23,964,956     8,312,313
                                                      -----------   -----------
  Net assets at end of period
    (including undistributed net investment
    income of $523,160 and $538,778, respectively)    $43,987,167   $23,964,956
                                                      ===========   ===========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       41
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


================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                              FINANCIAL HIGHLIGHTS


SELECTED DATA (FOR A SHARE OUTSTANDING  THROUGHOUT THE PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                           FOR THE
                                                         SIX MONTHS
                                                            ENDED              YEARS ENDED OCTOBER 31,
                                                           4/30/01      ----------------------------------
                                                         (UNAUDITED)      2000          1999         1998*
                                                           -------      -------       -------      -------
Net Asset Value, Beginning of Period                       $ 13.64      $ 11.09       $ 10.28      $ 10.00
                                                           -------      -------       -------      -------
Income from Investment Operations:
  Net investment income                                       0.14         0.36          0.20         0.02
  Net gain on securities (both realized
    and unrealized)                                           1.32         2.50          0.71         0.26
                                                           -------      -------       -------      -------
    Total from Investment Operations                          1.46         2.86          0.91         0.28
                                                           -------      -------       -------      -------
Less Distributions:
  Dividends from net investment income                       (0.27)       (0.25)        (0.10)          --
  Distributions from realized gains                          (0.30)       (0.06)           --           --
                                                           -------      -------       -------      -------
    Total Distributions                                      (0.57)       (0.31)        (0.10)          --
                                                           -------      -------       -------      -------
Net Asset Value, End of Period                             $ 14.53      $ 13.64       $ 11.09      $ 10.28
                                                           =======      =======       =======      =======
Total Return                                                 11.01%(1)    26.51%         8.86%       2.80%(1)
Ratios/Supplemental Data:
  Net Assets, End of period (in thousands)                 $43,987      $23,965       $ 8,312      $  713
  Ratio of Expenses to Average Net Assets
    Before expense reimbursement                              1.78%(2)     2.58%         5.38%       81.89%(2)
    After expense reimbursement                               1.50%(2)     1.50%         1.87%        1.90%(2)
  Ratio of Net Income (Loss) to Average
    Net Assets
    Before expense reimbursement                              2.75%(2)     2.81%        (0.31%)     (77.33%)(2)
    After expense reimbursement                               3.03%(2)     3.89%         3.20%        2.66%(2)
  Portfolio Turnover Rate                                       21%(1)       23%            5%           0%(1)

(1)  Not Annualized

(2) Annualized. Note that annualized expenses and net income (loss) before expense reimbursement are not necessarily indicative of expected expenses due to the annualization of certain fixed expenses.

*    The Fund commenced investment operations September 17, 1998.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       42
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


================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2001
                                   (UNAUDITED)


1.   SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION:

Third Avenue Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of three separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund (each a "Fund" and, collectively, the "Funds"). At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc., a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of Third Avenue Value Fund. Third Avenue Small-Cap Value Fund commenced investment operations on April 1, 1997. Third Avenue Real Estate Value Fund commenced investment operations on September 17, 1998. The Funds seek to achieve their investment objectives of long-term capital appreciation by adhering to a strict value discipline when selecting securities. While the Funds pursue a capital appreciation objective, each Fund has a distinct investment approach.

Third Avenue Value Fund seeks to achieve its objective by investing in a portfolio of equity securities of well-financed companies believed to be priced below their private market values and debt securities providing strong, protective covenants and high, effective yields.

Third Avenue Small-Cap Value Fund seeks to achieve its objective by investing at least 65% of its assets in equity securities of small companies having market capitalizations no greater than nor less than the range of market capitalizations of companies in the Russell 2000 Index at the time of initial investment and believed to be priced below their private market values.

Third Avenue Real Estate Value Fund seeks to achieve its objective by investing at least 65% of its total assets in a portfolio of equity and debt securities of well-financed companies in the real estate industry or related industries or that own significant real estate assets at the time of investment.

ACCOUNTING POLICIES:

The  policies  described  below are  followed  consistently  by the Funds in the
preparation  of  their  financial   statements  in  conformity  with  accounting
principles  generally accepted in the United States of America.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

SECURITY VALUATION:

Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. Temporary cash investments are valued at

--------------------------------------------------------------------------------
                                       43
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


================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2001
                                   (UNAUDITED)


cost, plus accrued interest, which approximates market. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held by a Fund on that day, based on the value determined on that day.

The Funds may invest up to 15% of their total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Board of Trustees of the Funds, although actual evaluations may be made by personnel acting under procedures established by the Board of Trustees. At April 30, 2001, such securities had a total fair value of $83,434,710 or 3.47% of net assets of Third Avenue Value Fund. Among the factors considered by the Board of Trustees in determining fair value are the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Fund's cost at the date of purchase, a percentage of the Fund's beneficial ownership of the issuer's common stock and debt securities, the operating results of the issuer, the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration. The restricted securities currently held by the Funds are not expected to incur any future registration costs.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

     o INVESTMENTS: At the prevailing rates of exchange on the valuation date.

     o INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: At the prevailing rates of exchange on the date of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

--------------------------------------------------------------------------------
                                       44
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


================================================================================
                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2001
                                   (UNAUDITED)

Net realized gains (losses) or foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts and swap contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

FOREIGN CURRENCY SWAP CONTRACTS:

Third Avenue Value Fund has entered into foreign currency swaps to exchange Japanese yen for U.S. dollars. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The swap is used to hedge the Fund's exposure to Japanese yen denominated securities and the Japanese market. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Fluctuations in the value of open swap contracts are recorded daily as net unrealized gains or losses. The Fund realizes a gain or loss upon termination or reset of the contracts.

At April 30, 2001, the Third Avenue Value Fund had an outstanding foreign currency swap contract with Bear Stearns that commits the Fund to pay 18.6 billion Japanese yen in exchange for 150 million U.S. dollars. The Fund will pay 0.18% on the Japanese yen and Bear Stearns will pay 4.72% on the U.S. dollars.

FOREIGN CURRENCY OPTION CONTRACTS:

An option  contract  gives the buyer the right,  but not the  obligation  to buy
(call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The use of foreign currency put option strategies provide the Funds with protection against a rally in the U.S. dollar versus the foreign currency while retaining the benefits (net of option cost) of appreciation in foreign currency on equity holdings.

LOANS OF PORTFOLIO SECURITIES:

The Funds loaned securities during the year to certain brokers, with the Funds' custodian acting as lending agent. Upon such loans, the Funds receive collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees, which are included in interest income in the Statements of Operations. On a daily basis, the Funds monitor the market value of securities loaned and maintain collateral against the securities loaned in an amount not less than the value of the securities loaned. The Funds may receive collateral in the form of cash or other eligible

--------------------------------------------------------------------------------
                                       45
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


================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2001
                                   (UNAUDITED)

securities. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities. During the six months ended April 30, 2001, the following Funds had securities lending income included in interest income totaling:

     FUND
     ----
     Third Avenue Value Fund                         $65,404
     Third Avenue Small-Cap Value Fund                 7,190
     Third Avenue Real Estate Value Fund               1,801

The value of loaned securities and related collateral outstanding at April 30, 2001, was as follows:

                                                  VALUE OF           VALUE OF
     FUND                                     SECURITIES LOANED     COLLATERAL
     ----                                     -----------------     -----------
     Third Avenue Value Fund                     $79,564,473        $82,770,193
     Third Avenue Small-Cap Value Fund            11,330,209         11,613,503
     Third Avenue Real Estate Value Fund             212,001            232,306

The collateral for the Funds consisted of cash which was invested in repurchase agreements with Bear Stearns due May 1, 2001, collateralized by U.S. Treasury securities.

REPURCHASE AGREEMENTS:

Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreement. Provisions in the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

ORGANIZATIONAL COSTS:

Organizational costs of $56,000 for Third Avenue Small-Cap Value Fund are being amortized on a straight line basis over five years from commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date.

FEDERAL INCOME TAXES:

The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

--------------------------------------------------------------------------------
                                       46
================================================================================

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2001
                                   (UNAUDITED)


EXPENSE ALLOCATION:

Expenses attributable to a specific Fund are charged to that Fund. Expenses attributable to the Trust are allocated using the ratio of each Fund's net assets relative to the total net assets of the Trust, unless otherwise specified.

TRUSTEES FEES:

The Trust does not pay any fees to its officers for their services as such, but does pay Trustees who are not affiliated with the Investment Adviser a fee of $1,500 per Fund for each meeting of the Board of Trustees that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust also pays non-interested Trustees an annual stipend of $2,000 per Fund in January of each year for the previous year's service.

2. SECURITIES TRANSACTIONS

PURCHASES AND SALES/CONVERSIONS:

The aggregate cost of purchases, and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940, as amended, ownership of 5% or more of the outstanding common stock of the issuer) for the six months ended April 30, 2001 were as follows:

                                                  PURCHASES            SALES
                                                 ------------      ------------
     Third Avenue Value Fund:
          Affiliated                             $ 82,595,811      $ 62,368,758
          Unaffiliated                            274,698,617       173,385,375
     Third Avenue Small-Cap Value Fund:
          Unaffiliated                             40,011,472        18,849,899
     Third Avenue Real Estate Value Fund:
          Unaffiliated                             17,038,999         6,005,689

3.   INVESTMENT ADVISORY SERVICES AND SERVICE FEE AGREEMENT

Each Fund has an Investment Advisory Agreement with EQSF Advisers, Inc. (the "Adviser") for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide for a monthly fee of 1/12 of 0.90% (an annual fee of 0.90%) of the total average daily net assets of the applicable Fund, payable each month. Additionally, under the terms of the Investment Advisory Agreements, the Adviser pays certain expenses on behalf of the Funds, which are reimbursable by the Funds, including salaries of non-officer employees and other miscellaneous expenses. Amounts reimbursed with respect to non-officer salaries are included under the caption Administration fees. At April 30, 2001, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund had payables to affiliates of $139,738, $16,931 and $8,456, respectively, for reimbursement of expenses paid by

--------------------------------------------------------------------------------
                                       47
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


================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2001
                                   (UNAUDITED)

such affiliates. Under current arrangements for the Third Avenue Value Fund, and Third Avenue Small-Cap Value Fund, whenever, in any fiscal year, the Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.90% of the first $100 million of the Funds average daily net assets, and 1.50% of average daily net assets in excess of $100 million, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. Effective October 15, 1999, whenever, in any fiscal year, Third Avenue Real Estate Value Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and taxes, exceeds 1.50% of the Fund's average net assets, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. Prior to this date, the Adviser was obligated to reimburse Third Avenue Real Estate Value Fund per the agreement stated above for the Third Avenue Value Fund and Third Avenue Small-Cap Value Fund. Such waived and reimbursed expenses may be paid to the Adviser during the following three year period to the extent that the payment of such expenses would not cause the Funds to exceed the preceding limitations. No expense reimbursement was required for Third Avenue Value Fund or Third Avenue Small-Cap Value Fund for the six months ended April 30, 2001. The Adviser waived fees of $45,778 for Third Avenue Real Estate Value Fund, for the six months ended April 30, 2001.

The Trust has entered into an administration agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a sub-administration agreement with PFPC Inc. pursuant to which PFPC Inc. provides certain of these administrative services on behalf of the Adviser. The Adviser earns a fee from the Trust equal to $150,000 plus 50% of the difference between
(i) $174,000 plus .01% of the Fund's average net assets in excess of $1 billion and (ii) $150,000 plus $65 per permit for Blue Sky Services. The Adviser pays PFPC Inc. a sub-administration fee for sub-administration services provided to the Trust equal to $150,000 plus $65 per permit for Blue Sky Services.

The Trust has entered into shareholder servicing agreements with certain service agents for which the service agents receive a fee of up to 0.10% of the average daily net assets invested into the Trust by the agent's customers in an omnibus account. In exchange for these fees, the service agents render to such customers various administrative services which the Trust would otherwise be obligated to provide at its own expense.

4.   RELATED PARTY TRANSACTIONS

BROKERAGE COMMISSIONS:

Martin J. Whitman, the Chairman and a director of the Funds, is the Chairman of M.J. Whitman Holding Corp., which is the parent of M.J. Whitman, Inc., a registered broker-dealer. For the six months ended April 30, 2001, the Funds incurred total brokerage commissions, which includes commissions earned by M.J. Whitman, Inc. as follows:

     FUND                                 TOTAL COMMISSIONS   M.J. WHITMAN, INC.
     ----                                 -----------------   ------------------
     Third Avenue Value Fund                 $1,327,509          $1,275,752
     Third Avenue Small-Cap Value Fund          111,049              90,090
     Third Avenue Real Estate Value Fund         69,992              67,833

--------------------------------------------------------------------------------
                                       48
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


================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2001
                                   (UNAUDITED)


INVESTMENT IN AFFILIATES:

A summary of the Funds' transactions in securities of affiliated issuers for the six months ended April 30, 2001 is set forth below:

THIRD AVENUE VALUE FUND

                                                                                                                        DIVIDEND/
                                                SHARES/                                   SHARES/                       INTEREST
                                               PRINCIPAL      SHARES/       SHARES/      PRINCIPAL                       INCOME
                                               HELD AT       PRINCIPAL     PRINCIPAL      HELD AT         VALUE AT    NOV. 1, 2000 -
NAME OF ISSUER:                              OCT. 31, 2000   PURCHASED       SOLD      APR. 30, 2001   APR. 30, 2001   APR. 30, 2001
--------------                                 ---------     ---------    ----------   -------------   -------------  --------------
ACMAT Corp. Class A                              200,678            --            --       200,678       $1,805,099            --
Alamo Group, Inc.                                594,300            --            --       594,300        8,308,314       $71,316
American Capital Access Holdings                      --           119(3)         --           119        6,785,968            --
American Capital Access Holdings,
     Convertible Pfd.                              2,500        10,000            --        12,500       12,500,000            --
American Capital Access Holdings,
     Senior Convertible Pfd.                          --        10,000            --        10,000       10,000,000            --
American Capital Access Holdings, LLC         15,000,000            --    15,000,000(3)         --               --            --
AVX Corp.                                      4,193,000     1,270,500            --     5,463,500      101,293,290       330,813
Carver Bancorp, Inc.                             218,500            --            --       218,500        1,922,800            --
CGA Group, Ltd.                                3,341,703            --            --     3,341,703               --            --
CGA Group, Ltd., Series A                        688,630       48,158(1)          --       736,788       18,419,701     1,203,940
CGA Group, Ltd., Series B                             --      300,000(3)          --       300,000               --            --
CGA Group, Ltd., Series C                      6,045,667            --            --     6,045,667               --            --
CGA Special Account Trust                     $7,500,000            --    $7,500,000(3)         --               --       212,793
Clare, Inc.                                    1,004,500            --            --     1,004,500        3,766,875            --
Danielson Holding Corp.                          803,669            --            --       803,669        3,319,153            --
Electro Scientific Industries, Inc.            1,266,000       480,900            --     1,746,900       62,591,427            --
Electroglas, Inc.                              2,863,300        11,400            --     2,874,700       45,017,802            --
Enhance Financial Services Group, Inc.         2,444,500            --     2,444,500(2)         --               --            --
First American Corp.                           3,201,800            --       201,800     3,000,000                +       360,000
FSI International, Inc.                        3,018,400       310,600            --     3,329,000       33,290,000            --
Innovative Clinical Solutions, Ltd.            5,308,740            --            --     5,308,740        2,282,758            --
J & J Snack Foods Corp.                          495,000            --            --       495,000       10,197,000            --
Kendle International, Inc.                       929,500            --            --       929,500       11,200,475            --
Silicon Valley Group, Inc.                     4,504,100            --     1,412,900     3,091,200       97,712,832            --
St. George Holdings, Ltd. Class A              1,064,516            --            --     1,064,516               --            --
St. George Holdings, Ltd. Class B                  9,044            --            --         9,044               --            --
Stewart Information Services Corp.             1,951,400            --            --     1,951,400       32,978,660            --
Tecumseh Products Co. Class A                    385,400            --       385,400            --               --            --
Tecumseh Products Co. Class B                    626,400            --       441,400       185,000                +       356,576
Tejon Ranch Co.                                3,045,508       374,598            --     3,420,106       88,922,756            --
Veeco Instruments, Inc.                          500,000            --            --       500,000                +            --

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                                       49
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


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                           [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2001
                                   (UNAUDITED)

                                        SHARES/                                     SHARES/                       DIVIDEND/INTEREST
                                       PRINCIPAL       SHARES/       SHARES/       PRINCIPAL                           INCOME
                                        HELD AT       PRINCIPAL     PRINCIPAL       HELD AT         VALUE AT        NOV. 1, 2000 -
NAME OF ISSUER:                      OCT. 31, 2000    PURCHASED       SOLD       APR. 30, 2001    APR. 30, 2001     APR. 30, 2001
---------------                      -------------    ---------     ---------    -------------    -------------      -------------
Woronoco Bancorp, Inc.                     402,800           --           --          402,800         5,840,600            52,364
                                                                                                   ------------        ----------
Total Affiliates                                                                                   $558,155,510        $2,587,802
                                                                                                   ============        ==========

THIRD AVENUE SMALL-CAP VALUE FUND

                                                                                                                  DIVIDEND/INTEREST
                                        SHARES                                     SHARES                               INCOME
                                        HELD AT       SHARES         SHARES        HELD AT           VALUE AT        NOV. 1, 2000 -
NAME OF ISSUER:                      OCT. 31, 2000    PURCHASED       SOLD       APR. 30, 2001    APR. 30, 2001     APR. 30, 2001
---------------                      -------------    ---------     ---------    -------------    -------------      -------------
Clare, Inc.                                484,800           --           --          484,800                 +                --
                                                                                                   ------------        ----------
Total Affiliates                                                                                             $0                $0
                                                                                                   ============        ==========

(1)  Increase due to pay-in-kind dividends

(2)  Sold due to merger

(3)  Increase/decrease due to exchange

+    As of April 30, 2001, no longer an affiliate.

5.   CAPITAL SHARE TRANSACTIONS:

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Transactions in capital stock were as follows:

                                                               THIRD AVENUE                   THIRD AVENUE
                                                                VALUE FUND                SMALL-CAP VALUE FUND
                                                     ------------------------------  ------------------------------
                                                          FOR THE         FOR THE         FOR THE         FOR THE
                                                     SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED
                                                      APRIL 30, 2001    OCTOBER 31,   APRIL 30, 2001    OCTOBER 31,
                                                        (UNAUDITED)        2000         (UNAUDITED)        2000
                                                     ----------------   -----------  ----------------   -----------
Increase/ (Decrease) in Fund shares:
  Shares outstanding at beginning of period              48,237,053      38,490,806      10,278,682      10,761,465
  Shares sold                                            17,033,132      15,714,962       3,290,491       5,821,974
  Shares reinvested from dividends and distributions      3,859,438       4,668,507         673,702          77,713
  Shares redeemed                                        (4,903,496)    (10,637,222)     (1,824,309)     (6,382,470)
                                                        -----------     -----------     -----------     -----------
Net increase (decrease) in Fund shares                   15,989,074       9,746,247       2,139,884        (482,783)
                                                        -----------     -----------     -----------     -----------
Shares outstanding at end of period                      64,226,127      48,237,053      12,418,566      10,278,682
                                                        ===========     ===========     ===========     ===========

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                                       50
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


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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2001
                                   (UNAUDITED)

                                                           THIRD AVENUE
                                                      REAL ESTATE VALUE FUND
                                                   ----------------------------
                                                        FOR THE        FOR THE
                                                   SIX MONTHS ENDED  YEAR ENDED
                                                    APRIL 30, 2001   OCTOBER 31,
                                                      (UNAUDITED)       2000
                                                   ----------------  -----------
Increase in Fund shares:
  Shares outstanding at beginning of period            1,756,328       749,696
  Shares sold                                          1,422,494     1,373,638
  Shares reinvested from dividends and distributions      77,160        25,217
  Shares redeemed                                       (229,328)     (392,223)
                                                       ---------     ---------
Net increase in Fund shares                            1,270,326     1,006,632
                                                       ---------     ---------
Shares outstanding at end of period                    3,026,654     1,756,328
                                                       =========     =========

6.   COMMITMENTS AND CONTINGENCIES

Third Avenue Value Fund has committed a $1,900,000 capital investment to Insurance Partners II Equity Fund, LP of which $1,425,000 has been funded as of ended April 30, 2001. This commitment may be payable upon demand of Insurance Partners II Equity Fund, LP.

Pursuant to the swap contract between the Third Avenue Value Fund and Bear Stearns, whenever fluctuations in the value of the contract results in a loss to the Fund of $2,500,000, the Fund is obligated to reset the contract resulting in a payment to Bear Stearns equal to the loss.

As indicated in Note 3, the Adviser has waived or reimbursed certain expenses of the Third Avenue Real Estate Value Fund since its inception. To the extent that such waived or reimbursed fees and expenses can be repaid to the Adviser within a three year period without exceeding the expense cap in a given year, such amounts will be repaid. The total amount of waivers and reimbursements since the Fund's inception through April 30, 2001 amount to $456,215.

7.   RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN SECURITIES:

Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the dividend income and interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions

--------------------------------------------------------------------------------
                                       51
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


================================================================================
                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2001
                                   (UNAUDITED)


that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

FOREIGN CURRENCY CONTRACTS:

The Funds may enter into foreign currency swap contracts, forward foreign currency contracts and foreign currency option contracts. Such contracts are over the counter contracts negotiated between two parties. There are both market risks and credit risks associated with such contracts. Market risks are generally limited to the movement in value of the foreign currency relative to the U.S. dollar. Credit risks typically involve the risk that the counterparty to the transaction will be unable to meet the terms of the contract. Foreign currency swap contracts and forward foreign currency contracts may have risk which exceeds the amounts reflected on the statements of assets and liabilities.

HIGH YIELD DEBT:

Third Avenue Value Fund currently invests in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS:

Third Avenue Value Fund invests in loans and other direct debt instruments issued by a corporate borrower to another party. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

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                                       52
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


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                           [THIRD AVENUE FUNDS LOGO]

                        THIRD AVENUE FUNDS PRIVACY POLICY

Third Avenue Funds respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds' distributor and the Fund's affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.


================================================================================

                                BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer
                                 David M. Barse
                       President, Chief Operating Officer
                                 Michael Carney
                       Chief Financial Officer, Treasurer
                        Kerri Weltz, Assistant Treasurer
                                  W. James Hall
                           General Counsel, Secretary

                                 TRANSFER AGENT
                                    PFPC Inc.
                              211 South Gulph Road
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231

                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                              PHONE (212) 888-5222
                            TOLL FREE (800) 443-1021
                               FAX (212) 888-6757
                            www.thirdavenuefunds.com